UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781
                                  ----------

                                 TEMPLETON FUNDS
                                ------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ----------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 2/28/10
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


FEBRUARY 28, 2010

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

A series of Templeton Funds

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

                                   (GRAPHIC)

                                                                          GLOBAL

                              TEMPLETON WORLD FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                           Franklin Templeton Investments

                           GAIN FROM OUR PERSPECTIVE(R)

                           Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE      Each of our portfolio management groups operates
                           autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                           FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                           TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                           MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION       Because our management groups work independently and
                           adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST  At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Templeton World Fund ......................................................    3
Performance Summary .......................................................   10
Your Fund's Expenses ......................................................   13
Financial Highlights and
Statement of Investments ..................................................   15
Financial Statements ......................................................   24
Notes to Financial Statements .............................................   27
Shareholder Information ...................................................   38

Shareholder Letter

     Dear Shareholder:

     During the six months ended February 28, 2010, world economies experienced a significant recovery driven by one of the most aggressive global policy responses in financial history. At the end of the period, however, as investors began to believe the overall financial system was on the mend, many governments began positioning themselves to curtail their spending programs and low interest rate policies, and the market began to focus on the risks associated with this transition.

     Templeton World Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio managers discuss investment management decisions and Fund performance for the period. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

     If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

     Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

     We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Gary P. Motyl, CFA

Gary P. Motyl, CFA
President and Chief Executive Officer - Investment Management
Templeton Funds

     CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

     THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Templeton World Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton World Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including emerging markets.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/10

North America                               39.9%
Europe                                      34.5%
Asia                                        19.1%
Latin America & Caribbean                    2.3%
Australia & New Zealand                      0.4%
Middle East & Africa                         0.1%
Short-Term Investments & Other Net Assets    3.7%

We are pleased to bring you Templeton World Fund's semiannual report for the period ended February 28, 2010.

PERFORMANCE OVERVIEW

Templeton World Fund - Class A posted a +6.23% cumulative total return for the six months under review. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which had a +5.41% total return for the same period.(1) In line with our long-term investment strategy, we are pleased with our long-term results, as shown in the Performance Summary beginning on page 10. For the 10-year period ended February 28, 2010, Templeton World Fund - Class A delivered a +43.24% cumulative total return, compared with the MSCI World Index's +5.29% cumulative total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

ECONOMIC AND MARKET OVERVIEW

Equity markets broadly advanced and global economic data indicated measured improvements during the six months under review. Significant problems persisted, however, and investor anxiety resurfaced in the period's latter half. Global equity markets began the period having just delivered their best six-month returns in more than four decades as governments' aggressive monetary

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. As of 2/28/10, the Fund's Class A 10-year average annual total return not including the maximum sales charge was +3.66%, compared with the +0.52% 10-year average annual total return of the MSCI World Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                             Semiannual Report | 3
and fiscal interventions began to gain traction. Investor sentiment reached its highest level since the onset of the financial crisis, and most major economies technically exited recession at the beginning of the period. Market volatility increased in October, however, as lackluster economic data cast doubt over the global recovery's sustainability. Strong corporate earnings helped buoy markets through the final months of 2009, although concerns about Dubai's ability to meet its debt obligations temporarily rattled markets and foreshadowed the sovereign solvency issues that would gain attention in the initial months of 2010.

Bank lending restrictions in China and escalating debate about financial sector reform added to concerns over the sovereign debt woes of Greece and some other European countries, and the market rally stalled in early 2010.

Economic data remained broadly positive showing U.S. gross domestic product
(GDP) growth at a 0.1% rate and Chinese GDP up 10.7% year-over-year in the fourth quarter of 2009. However, investors received such economic reports with heightened skepticism. While the market punished stocks of companies that failed to meet investors' significantly elevated earnings expectations, overall financial results generally exceeded those expectations, as emerging market demand and official stimulus bolstered a global economic rebound and cost-reduction initiatives drove corporate earnings growth. The mix of subsidized and organic demand also supported commodities, most of which made gains during the period.

Monetary policy remained extraordinarily loose, although many central bankers began to discuss ways to withdraw stimulus without stifling the fragile recovery. In developing economies with more capacity for policy normalization, like India and China, officials increased reserve requirements and tightened lending standards to forestall asset bubble formation and general price inflation. Growing concerns surrounding Europe's sovereign debt situation punished the euro, triggering the common currency's longest losing streak against the dollar in more than a year. Sovereign bond yields rose in the world's more fiscally vulnerable regions, and European policymakers considered a bilateral lending package should Greece require funding assistance. By period-end, the future direction of financial markets and the global economy was unclear, and pundits speculated on a wide range of potential outcomes.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct


                              4 | Semiannual Report
a bargain list from which we buy. Before we make a purchase, we look at the company's price/cash ratio, price/earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

The dramatic equity market rally that began on March 9, 2009, cooled considerably during the six-month review period, though the Fund still delivered solid returns and outperformed its global benchmark, the MSCI World Index. Equities began the period after a stunning rally, a remarkable reversal of fortune for investors who had endured the market's precipitous decline during the initial stages of the credit crisis. This momentum carried global stocks through the end of 2009, with the most economically sensitive (cyclical) sectors leading the way as massive government interventions restored credit and confidence. However, the resulting burden on sovereign finances became apparent in the latter half of the period when first Dubai and then Greece indicated they may have trouble meeting their debt obligations. Generally, the definitive rally of lower quality stocks from bear market lows ceased in the latter part of the period under review; however, no consistent investment trends seemed to drive performance through February 2010.

Since 2008, we have asserted that the financial crisis would wind down over three stages: the stabilization stage, the deleveraging stage, and then the long transition to a lower debt and likely lower growth environment. Government interventions stabilized the private financial system, but the deleveraging stage of the recovery had not yet materialized by period-end, as the global financial system made little progress in shedding its massive excess debt. Although the corporate sector has largely delevered, total absolute leverage levels have not yet declined. Much of the excess debt problem has only been transferred from private to public balance sheets. In our analysis, a systemic deleveraging process requiring difficult fiscal austerity measures will likely have to occur before the financial system can move from stabilization to normalization.

On a positive note, investors seemed to grow more discriminating with regard to company fundamentals, which we believe is supportive for Templeton's equity portfolios. In late 2008, when the global financial system stood on the brink of collapse, nearly all investible asset classes everywhere declined. In 2009, when the system appeared to have been rescued, nearly all investible asset classes everywhere recovered. This high degree of performance correlation did not particularly favor the highly selective Templeton investment process, which seeks to uncover value at the individual security level. It did, however, give us the opportunity to buy some of the world's highest quality companies -- companies with solid balance sheets, positive brand recognition,

TOP 10 EQUITY HOLDINGS
2/28/10

COMPANY                                % OF TOTAL
SECTOR/INDUSTRY, COUNTRY               NET ASSETS
------------------------               ----------
Microsoft Corp.                           3.4%
   SOFTWARE, U.S.
Accenture PLC, A                          2.8%
   IT SERVICES, U.S.
Oracle Corp.                              2.5%
   SOFTWARE, U.S.
Sanofi-Aventis                            2.2%
   PHARMACEUTICALS, FRANCE
Amgen Inc.                                2.1%
   BIOTECHNOLOGY, U.S.
Cisco Systems Inc.                        2.0%
   COMMUNICATIONS EQUIPMENT, U.S.
Siemens AG                                2.0%
   INDUSTRIAL CONGLOMERATES, GERMANY
Taiwan Semiconductor Manufacturing
   Co. Ltd.                               1.9%
   SEMICONDUCTORS & SEMICONDUCTOR
      EQUIPMENT, TAIWAN
Vodafone Group PLC                        1.9%
   WIRELESS TELECOMMUNICATION
      SERVICES, U.K.
Samsung Electronics Co. Ltd.              1.8%
   SEMICONDUCTORS & SEMICONDUCTOR
      EQUIPMENT, SOUTH KOREA


                              Semiannual Report | 5

TOP 10 INDUSTRIES
Based on Equity Securities
2/28/10

                                         % OF TOTAL
                                         NET ASSETS
                                         ----------
Pharmaceuticals                             11.4%
Oil, Gas & Consumable Fuels                  8.6%
Media                                        8.0%
Software                                     7.3%
Diversified Telecommunication Services       6.5%
Industrial Conglomerates                     5.1%
Semiconductors & Semiconductor
   Equipment                                 3.8%
Commercial Banks                             3.6%
Wireless Telecommunication Services          3.1%
Air Freight & Logistics                      3.1%

strong cash-flow generating capabilities and global diversification -- at historically low valuations. In 2010, amid a far more discriminating investment environment, our assessment was that these higher quality companies have significant advantages and are still attractively undervalued.

Certain technology stocks, with their elevated free cash-flow yields and strong balance sheets, offer financial flexibility and a means to self-fund growth, and we found a number of compelling bargains among their ranks. After a protracted period of weak corporate spending on technology, a cyclical recovery in the sector appeared to be gathering momentum, as evidenced by fourth quarter 2009's increase in U.S. equipment and software investment, the largest uptick since 2000. This trend significantly buoyed the Fund's overweighted information technology position relative to the benchmark MSCI World Index.(2) Several of the most significant contributors to the Fund's outperformance during the period were major information technology sector holdings, including U.S. software giant Microsoft, IT consultant Accenture, and Taiwanese notebook computer manufacturer Compal Electronics.(3)

Telecommunication services was another sector with sustained high free cash-flow yields and historically low valuations that we continued to overweight versus the benchmark index.(4) Mobile operators Telefonica (Spain) and Vodafone (U.K.) are examples of the kind of companies we like in this sector. Both stocks possess exceptionally high free cash-flow yields, growing international operations, ample cash on their balance sheets and dividends that yield more than even the longest-dated U.S. Treasury bond. The telecommunication services sector's lack of operational leverage to an economic recovery hampered recent Fund and sector performance, however, and unlike information technology, sentiment remained broadly negative during the period. The secular decline of fixed-line communication services (i.e., landline telephones) negatively impacted several sector companies in recent years, while heightened price sensitivity in the wireless space lowered user revenues in a period when wireless service providers were forced to increase capital outlays to support popular, but data-intensive, smart phones. Such pressures contributed to depressed telecommunication services stock valuations during the reporting period. Therefore, we sought to take advantage of the subsequent value opportunities to selectively expand exposure to a sector whose products and services are becoming increasingly essential worldwide.

(2.) The information technology sector comprises communications equipment;
     computers and peripherals; electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; and software in the SOI.

(3.) Not an index component.

(4.) The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.


                              6 | Semiannual Report

In addition to technology and telecommunication services, the Fund's other major overweighting relative to the index was in health care, a sector that generally lagged the market's recovery rally as politicians debated health care reform and investors sought economic leverage among more cyclical industries.(5) We believe that historically low valuations largely reflected consensus fears surrounding patent expirations and competition from generic brands, and failed to acknowledge the compelling longer-term investment case for select health care stocks. As the global population ages, demand for health care services will increase, a trend we believe ensures growth over the long term, particularly in the currently underserved developing world where most of the global population accounts for a small portion of global pharmaceutical revenues. Among pharmaceutical companies, analysts projected revenue growth from new product launches would offset declines from expiring patents over the next few years and, according to our analysis, the industry's bloated cost structures present significant self-help potential as companies work to realize efficiencies. As the rally waned and investors favored some non-cyclical, defensive stocks during the review period, health care sector stocks outperformed the index. Our overweighting benefited the Fund's relative performance; however, stock selection impaired relative results. Sanofi-Aventis, Europe's biggest pharmaceuticals manufacturer, was the Fund's largest sector holding during the six months under review and contributed to absolute and relative returns. In our view, the company has significant restructuring potential under new management, a secure dividend yield, growing emerging market exposure and a strengthening balance sheet, and we believe the stock offered compelling value at recent levels. In contrast, Amgen, another large position, was a major detractor.

We are less confident about the financials sector, where we have maintained a cautious underweighting relative to the MSCI World Index since before the onset of the credit crisis.(6) Although the Fund's lighter weighting aided relative performance during the period as financials stocks came under renewed pressure from sovereign debt exposures and increasing political headwinds, absolute returns were weak and some financials holdings were among the Fund's largest detractors. We remained cautious on financials at period-end, believing that bailout repayments and lingering bad debt exposures may negatively impact earnings, while increasing regulatory scrutiny may render untenable some of the business models employed so profitably over the past decade until excessive leverage and declining asset prices proved them unsustainable.

(5.) The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

(6.) The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, and real estate management and development in the SOI.


                              Semiannual Report | 7

TOP 10 COUNTRIES
Based on Equity Securities
2/28/10

             % OF TOTAL
             NET ASSETS
             ----------
U.S.            39.3%
U.K.            12.6%
Germany          5.5%
France           5.4%
Taiwan           4.4%
Hong Kong        4.0%
Singapore        3.8%
Switzerland      3.5%
South Korea      3.1%
Japan            2.3%

From a geographical perspective, Fund holdings in Asian and emerging markets including Taiwan,(3) Singapore, India and Brazil(3) contributed to performance, as did our underweighting in the high-debt, low-growth Japanese market. Conversely, an overweighting in Europe, where investors feared a sovereign debt crisis could be unfolding, modestly detracted from performance. Emerging markets re-rated sharply since the market bottom, and from a valuation standpoint we generally found a greater availability of bargain opportunities in the developed world. However, we believe in emerging markets' growth potential, and most of the developed world stocks we bought have significant exposure to expanding emerging market demand. In our assessment, the Fund's portfolio at period-end held an advantageous mix of locally focused emerging market stocks and more stable, developed world stocks with high international exposure.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2010, the U.S. dollar rose in value relative to several major currencies. As a result, the Fund's performance was negatively affected by the portfolio's substantial investment in securities with non-U.S. currency exposure.

Global equity markets staged a tremendous rally in 2009, and by period-end market momentum was clearly waning. Whether this environment turns out to be a lull in a secular bull market or an inflection point in a secular bear market is yet to be seen. However, as Sir John Templeton said, "I never ask if the market is going to go up or down, because I don't know, and besides it doesn't matter. I search nation after nation for stocks, asking: 'Where is the one that is the lowest priced in relation to what I believe it is worth?'" At Templeton, we continue to seek stocks we believe are priced low relative to their intrinsic worth. Even after the market's recovery rally, equities at the end of February generally were attractively valued relative to most other asset classes, and quality stocks were the cheapest in decades relative to riskier stocks. The cost and debt reduction initiatives necessitated by the financial crisis have made many companies stronger and more competitive, and the mix of organic demand and official stimulus in emerging markets is a powerful earnings growth catalyst for global enterprises. In the near term, the market may go up or it may go


                             8 | Semiannual Report
down. Either way, we believe the financially disciplined, globally diversified, higher quality companies' stocks held in Templeton World Fund's portfolio at period-end are trading at significant discounts to their long-term values, and are well positioned to deliver solid long-term performance regardless of the market's near-term direction.

Thank you for your continued participation in Templeton World Fund. We look forward to serving your future investment needs.

(PHOTO OF CINDY L. SWEETING)


/s/ Cindy L. Sweeting

Cindy L. Sweeting, CFA


(PHOTO OF LISA F. MYERS)


/s/ Lisa F. Myers

Lisa F. Myers, J.D., CFA


(PHOTO OF TUCKER SCOTT)


/s/ Tucker Scott

Tucker Scott, CFA

Portfolio Management Team
Templeton World Fund

CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              Semiannual Report | 9

Performance Summary as of 2/28/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TEMWX)                    CHANGE   2/28/10   8/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.55    $13.35    $12.80
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.2538

CLASS B (SYMBOL: TWDBX)                    CHANGE   2/28/10   8/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.56    $13.18    $12.62
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.1853

CLASS C (SYMBOL: TEWTX)                    CHANGE   2/28/10   8/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.53    $12.92    $12.39
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.1967

ADVISOR CLASS (SYMBOL: TWDAX)              CHANGE   2/28/10   8/31/09
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      +$0.54    $13.34    $12.80
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.2720


                             10 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                               6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                               -------          -------   -------   -------
Cumulative Total Return(1)             +6.23%           +51.93%    +9.30%   +43.24%
Average Annual Total Return(2)         +0.13%           +43.13%    +0.60%    +3.05%
Value of $10,000 Investment(3)        $10,013          $14,313   $10,302   $13,499
Avg. Ann. Total Return (3/31/10)(4)                     +40.00%    +2.29%    +3.10%
   Total Annual Operating
      Expenses(5)                               1.10%

CLASS B                               6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                               -------          -------   -------   -------
Cumulative Total Return(1)             +5.79%           +50.68%    +5.16%   +34.83%
Average Annual Total Return(2)         +1.79%           +46.68%    +0.73%    +3.03%
Value of $10,000 Investment(3)        $10,179          $14,668   $10,369   $13,483
Avg. Ann. Total Return (3/31/10)(4)                     +43.50%    +2.44%    +3.09%
   Total Annual Operating
      Expenses(5)                               1.85%

CLASS C                               6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                               -------          -------   -------   -------
Cumulative Total Return(1)             +5.82%           +50.88%    +5.21%   +32.88%
Average Annual Total Return(2)         +4.82%           +49.88%    +1.02%    +2.88%
Value of $10,000 Investment(3)        $10,482          $14,988   $10,521   $13,288
Avg. Ann. Total Return (3/31/10)(4)                     +46.32%    +2.71%    +2.93%
   Total Annual Operating
      Expenses(5)                               1.85%

ADVISOR CLASS(6)                      6-MONTH           1-YEAR    5-YEAR   10-YEAR
----------------                      -------          -------   -------   -------
Cumulative Total Return(1)             +6.29%           +52.18%   +10.27%   +44.51%
Average Annual Total Return(2)         +6.29%           +52.18%    +1.97%    +3.75%
Value of $10,000 Investment(3)        $10,629          $15,218   $11,027   $14,451
Avg. Ann. Total Return (3/31/10)(4)                     +48.87%    +3.71%    +3.81%
   Total Annual Operating
      Expenses(5)                               0.86%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 11

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Effective 5/15/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -7.16% and -1.94%.


                             12 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                                 EXPENSES PAID
                                           BEGINNING ACCOUNT   ENDING ACCOUNT   DURING PERIOD*
                                              VALUE 9/1/09      VALUE 2/28/10   9/1/09-2/28/10
                                           -----------------   --------------   --------------
CLASS A
Actual                                           $1,000           $1,062.30          $5.52
Hypothetical (5% return before expenses)         $1,000           $1,019.44          $5.41
CLASS B
Actual                                           $1,000           $1,057.90          $9.34
Hypothetical (5% return before expenses)         $1,000           $1,015.72          $9.15
CLASS C
Actual                                           $1,000           $1,058.20          $9.39
Hypothetical (5% return before expenses)         $1,000           $1,015.67          $9.20
ADVISOR CLASS
Actual                                           $1,000           $1,062.90          $4.30
Hypothetical (5% return before expenses)         $1,000           $1,020.63          $4.21

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.08%; B: 1.83%; C: 1.84%; and Advisor:
     0.84%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             14 | Semiannual Report

Templeton World Fund

FINANCIAL HIGHLIGHTS

                                         SIX MONTHS ENDED                         YEAR ENDED AUGUST 31,
                                        FEBRUARY 28, 2010   -----------------------------------------------------------------
CLASS A                                    (UNAUDITED)         2009         2008          2007          2006          2005
-------                                 -----------------   ----------   ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning of
   period ...........................      $    12.80       $    15.78   $    20.23    $    19.46    $    18.92    $    16.78
                                           ----------       ----------   ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) .........            0.06             0.24         0.31          0.26          0.28          0.25
   Net realized and unrealized
      gains (losses) ................            0.74            (2.59)       (2.48)         2.45          2.23          3.46
                                           ----------       ----------   ----------    ----------    ----------    ----------
Total from investment operations ....            0.80            (2.35)       (2.17)         2.71          2.51          3.71
                                           ----------       ----------   ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ............           (0.25)           (0.30)       (0.32)        (0.34)        (0.27)        (0.32)
   Net realized gains ...............              --            (0.33)       (1.96)        (1.60)        (1.70)        (1.25)
                                           ----------       ----------   ----------    ----------    ----------    ----------
Total distributions .................           (0.25)           (0.63)       (2.28)        (1.94)        (1.97)        (1.57)
                                           ----------       ----------   ----------    ----------    ----------    ----------
Redemption fees(c) ..................              --               --           --(d)         --(d)         --(d)         --(d)
                                           ----------       ----------   ----------    ----------    ----------    ----------
Net asset value, end of period ......      $    13.35       $    12.80   $    15.78    $    20.23    $    19.46    $    18.92
                                           ==========       ==========   ==========    ==========    ==========    ==========
Total return(e) .....................            6.23%          (14.04)%     (12.58)%       14.80%        14.92%        23.91%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) .........................            1.08%            1.10%        1.05%         1.05%         1.06%         1.08%
Net investment income ...............            0.82%            2.15%        1.71%         1.29%         1.49%         1.41%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $5,522,597       $5,431,882   $7,277,382    $9,152,846    $8,627,348    $7,988,364
Portfolio turnover rate .............            8.26%           17.66%       21.91%        33.12%        35.41%        24.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Templeton World Fund

                                         SIX MONTHS ENDED                  YEAR ENDED AUGUST 31,
                                        FEBRUARY 28, 2010   --------------------------------------------------
CLASS B                                    (UNAUDITED)        2009      2008       2007       2006       2005
-------                                 -----------------   -------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................       $ 12.62         $ 15.48   $ 19.87    $ 19.08    $ 18.61    $ 16.53
                                            -------         -------   -------    -------    -------    -------
Income from investment operations(a):
   Net investment income(b) .........            --(c)         0.15      0.16       0.10       0.13       0.12
   Net realized and unrealized gains
      (losses) ......................          0.75           (2.52)    (2.44)      2.43       2.20       3.41
                                            -------         -------   -------    -------    -------    -------
Total from investment operations ....          0.75           (2.37)    (2.28)      2.53       2.33       3.53
                                            -------         -------   -------    -------    -------    -------
Less distributions from:
   Net investment income ............         (0.19)          (0.16)    (0.15)     (0.14)     (0.16)     (0.20)
   Net realized gains ...............            --           (0.33)    (1.96)     (1.60)     (1.70)     (1.25)
                                            -------         -------   -------    -------    -------    -------
Total distributions .................         (0.19)          (0.49)    (2.11)     (1.74)     (1.86)     (1.45)
                                            -------         -------   -------    -------    -------    -------
Redemption fees(d) ..................            --              --        --(c)      --(c)      --(c)      --(c)
                                            -------         -------   -------    -------    -------    -------
Net asset value, end of period ......       $ 13.18         $ 12.62   $ 15.48    $ 19.87    $ 19.08    $ 18.61
                                            =======         =======   =======    =======    =======    =======
Total return(e) .....................          5.79%         (14.68)%  (13.29)%    13.97%     14.03%     22.99%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) .........................          1.83%           1.85%     1.81%      1.81%      1.82%      1.83%
Net investment income ...............          0.07%           1.40%     0.95%      0.53%      0.73%      0.66%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...       $17,270         $18,903   $33,986    $58,251    $64,381    $60,564
Portfolio turnover rate .............          8.26%          17.66%    21.91%     33.12%     35.41%     24.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Templeton World Fund

                                         SIX MONTHS ENDED                    YEAR ENDED AUGUST 31,
                                        FEBRUARY 28, 2010   -------------------------------------------------------
CLASS C                                    (UNAUDITED)        2009       2008        2007        2006        2005
-------                                 -----------------   --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................      $  12.39         $  15.23   $  19.61    $  18.86    $  18.42    $  16.37
                                           --------         --------   --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) .........            --(c)          0.15       0.16        0.11        0.14        0.11
   Net realized and unrealized gains
      (losses) ......................          0.73            (2.49)     (2.40)       2.39        2.16        3.38
                                           --------         --------   --------    --------    --------    --------
Total from investment operations ....          0.73            (2.34)     (2.24)       2.50        2.30        3.49
                                           --------         --------   --------    --------    --------    --------
Less distributions from:
   Net investment income ............         (0.20)           (0.17)     (0.18)      (0.15)      (0.16)      (0.19)
   Net realized gains ...............            --            (0.33)     (1.96)      (1.60)      (1.70)      (1.25)
                                           --------         --------   --------    --------    --------    --------
Total distributions .................         (0.20)           (0.50)     (2.14)      (1.75)      (1.86)      (1.44)
                                           --------         --------   --------    --------    --------    --------
Redemption fees(d) ..................            --               --         --(c)       --(c)       --(c)       --(c)
                                           --------         --------   --------    --------    --------    --------
Net asset value, end of period ......      $  12.92         $  12.39   $  15.23    $  19.61    $  18.86    $  18.42
                                           ========         ========   ========    ========    ========    ========
Total return(e) .....................          5.82%          (14.65)%   (13.31)%     14.00%      14.03%      23.00%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) .........................          1.84%            1.85%      1.80%       1.80%       1.82%       1.83%
Net investment income ...............          0.06%            1.40%      0.96%       0.54%       0.73%       0.66%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $234,963         $233,637   $339,251    $446,046    $407,087    $351,430
Portfolio turnover rate .............          8.26%           17.66%     21.91%      33.12%      35.41%      24.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Templeton World Fund

                                         SIX MONTHS ENDED              YEAR ENDED AUGUST 31,
                                        FEBRUARY 28, 2010   ------------------------------------------
ADVISOR CLASS                              (UNAUDITED)        2009       2008        2007      2006(a)
-------------                           -----------------   --------   --------    --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................       $  12.80        $  15.79   $  20.25    $  19.48    $ 19.38
                                            --------        --------   --------    --------    -------
Income from investment operations(b):
   Net investment income(c) .........           0.07            0.28       0.34        0.32       0.11
   Net realized and unrealized gains
      (losses) ......................           0.74           (2.60)     (2.47)       2.44      (0.01)
                                            --------        --------   --------    --------    -------
Total from investment operations ....           0.81           (2.32)     (2.13)       2.76       0.10
                                            --------        --------   --------    --------    -------
Less distributions from:
   Net investment income ............          (0.27)          (0.34)     (0.37)      (0.39)        --
   Net realized gains ...............             --           (0.33)     (1.96)      (1.60)        --
                                            --------        --------   --------    --------    -------
Total distributions .................          (0.27)          (0.67)     (2.33)      (1.99)        --
                                            --------        --------   --------    --------    -------
Redemption fees(d) ..................             --              --         --(e)       --(e)      --(e)
                                            --------        --------   --------    --------    -------
Net asset value, end of period ......       $  13.34        $  12.80   $  15.79    $  20.25    $ 19.48
                                            ========        ========   ========    ========    =======
Total return(f) .....................           6.29%         (13.79)%   (12.40)%     15.06%      0.52%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) .........................           0.84%           0.86%      0.81%       0.81%      0.82%
Net investment income ...............           1.06%           2.39%      1.95%       1.53%      1.73%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...       $176,604        $166,706   $125,863    $193,581    $31,804
Portfolio turnover rate .............           8.26%          17.66%     21.91%      33.12%     35.41%

(a)  For the period May 15, 2006 (effective date) to August 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Templeton World Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010 (UNAUDITED)

                                                                      INDUSTRY                      SHARES/UNITS         VALUE
                                                       ----------------------------------------   ---------------   ---------------
            COMMON STOCKS AND OTHER EQUITY
            INTERESTS 93.5%
            AUSTRALIA 0.3%
            Brambles Ltd. ..........................         Commercial Services & Supplies         3,366,301       $    20,926,627
                                                                                                                    ---------------
            CANADA 0.4%
            Talisman Energy Inc. ...................          Oil, Gas & Consumable Fuels           1,333,650            24,373,778
                                                                                                                    ---------------
            FRANCE 5.4%
            France Telecom SA ......................     Diversified Telecommunication Services     2,756,030            64,636,337
            Sanofi-Aventis .........................                Pharmaceuticals                 1,800,000           131,656,430
            Total SA, B ............................          Oil, Gas & Consumable Fuels             967,820            54,000,790
            Vivendi SA .............................                     Media                      2,750,000            69,268,852
                                                                                                                    ---------------
                                                                                                                        319,562,409
                                                                                                                    ---------------
            GERMANY 5.5%
            Bayerische Motoren Werke AG ............                  Automobiles                   1,177,640            47,749,718
            Deutsche Post AG .......................            Air Freight & Logistics             1,638,630            26,594,432
            MAN SE .................................                   Machinery                      417,930            29,845,757
            Merck KGaA .............................                Pharmaceuticals                   568,590            44,746,660
            SAP AG .................................                    Software                    1,276,980            56,889,348
            Siemens AG .............................            Industrial Conglomerates            1,416,280           121,793,696
                                                                                                                    ---------------
                                                                                                                        327,619,611
                                                                                                                    ---------------
            HONG KONG 4.0%
            Cheung Kong (Holdings) Ltd. ............      Real Estate Management & Development      7,370,751            90,113,597
            Hutchison Whampoa Ltd. .................            Industrial Conglomerates           13,611,060            97,494,275
            Yue Yuen Industrial Holdings Ltd. ......        Textiles, Apparel & Luxury Goods       17,249,500            51,222,387
                                                                                                                    ---------------
                                                                                                                        238,830,259
                                                                                                                    ---------------
            INDIA 1.4%
            ICICI Bank Ltd., ADR ...................                Commercial Banks                  677,908            25,929,981
            Reliance Industries Ltd. ...............          Oil, Gas & Consumable Fuels           2,753,260            58,403,390
                                                                                                                    ---------------
                                                                                                                         84,333,371
                                                                                                                    ---------------
            IRELAND 0.5%
            CRH PLC ................................             Construction Materials             1,058,250            24,107,032
        (a) Elan Corp. PLC, ADR ....................                Pharmaceuticals                   917,151             6,291,656
                                                                                                                    ---------------
                                                                                                                         30,398,688
                                                                                                                    ---------------
            ISRAEL 0.1%
        (a) Check Point Software Technologies
               Ltd. ................................                    Software                      118,751             3,871,283
                                                                                                                    ---------------
            ITALY 0.9%
            Eni SpA ................................          Oil, Gas & Consumable Fuels           1,320,306            29,787,268
        (a) Intesa Sanpaolo SpA ....................                Commercial Banks                6,634,800            23,329,301
                                                                                                                    ---------------
                                                                                                                         53,116,569
                                                                                                                    ---------------


                             Semiannual Report | 19

Templeton World Fund

                                                                      INDUSTRY                      SHARES/UNITS         VALUE
                                                       ----------------------------------------   ---------------   ---------------
            COMMON STOCKS AND OTHER EQUITY
            INTERESTS (CONTINUED)
            JAPAN 2.3%
            Nintendo Co. Ltd. ......................                  Software                         79,100       $    21,514,061
            Olympus Corp. ..........................      Health Care Equipment & Supplies          1,426,000            44,032,454
            Toyota Motor Corp. .....................                Automobiles                     1,958,200            73,378,788
                                                                                                                    ---------------
                                                                                                                        138,925,303
                                                                                                                    ---------------
            NETHERLANDS 1.3%
        (a) ING Groep NV ...........................       Diversified Financial Services           8,531,770            76,261,868
                                                                                                                    ---------------
            NORWAY 1.2%
        (a) Telenor ASA ............................   Diversified Telecommunication Services       5,675,250            71,732,855
                                                                                                                    ---------------
            PHILIPPINES 0.1%
            Ayala Land Inc. ........................    Real Estate Management & Development       20,509,101             4,994,099
                                                                                                                    ---------------
            RUSSIA 0.9%
            Gazprom, ADR ...........................        Oil, Gas & Consumable Fuels             2,307,910            51,466,393
                                                                                                                    ---------------
            SINGAPORE 3.8%
            DBS Group Holdings Ltd. ................              Commercial Banks                  5,832,000            58,079,385
        (a) Flextronics International Ltd. .........    Electronic Equipment, Instruments &
                                                                    Components                      4,259,287            29,644,637
        (a) Parkway Holdings Ltd. ..................      Health Care Providers & Services         22,029,333            44,033,594
            Singapore Telecommunications Ltd. ......   Diversified Telecommunication Services      43,167,261            93,654,963
                                                                                                                    ---------------
                                                                                                                        225,412,579
                                                                                                                    ---------------
            SOUTH KOREA 3.1%
            KB Financial Group Inc. ................              Commercial Banks                  1,119,576            47,051,147
            POSCO ..................................              Metals & Mining                      53,670            24,521,638
            Samsung Electronics Co. Ltd. ...........   Semiconductors & Semiconductor Equipment       171,649           110,092,117
                                                                                                                    ---------------
                                                                                                                        181,664,902
                                                                                                                    ---------------
            SPAIN 1.7%
            Telefonica SA ..........................    Diversified Telecommunication Services      4,350,130           102,140,740
                                                                                                                    ---------------
            SWITZERLAND 3.5%
            Adecco SA ..............................           Professional Services                  815,794            40,541,064
            Novartis AG ............................              Pharmaceuticals                   1,385,640            77,048,057
            Roche Holding AG .......................              Pharmaceuticals                     536,320            89,540,559
                                                                                                                    ---------------
                                                                                                                        207,129,680
                                                                                                                    ---------------
            TAIWAN 4.4%
            Chunghwa Telecom Co. Ltd., ADR .........   Diversified Telecommunication Services       2,995,170            55,949,776
            Compal Electronics Inc. ................          Computers & Peripherals              64,773,643            92,735,374
        (b) Compal Electronics Inc., GDR, 144A .....          Computers & Peripherals                  24,361               174,386
            Taiwan Semiconductor Manufacturing
               Co. Ltd. ............................   Semiconductors & Semiconductor Equipment    63,159,031           115,585,155
                                                                                                                    ---------------
                                                                                                                        264,444,691
                                                                                                                    ---------------


                             20 | Semiannual Report

Templeton World Fund

                                                                      INDUSTRY                      SHARES/UNITS         VALUE
                                                       ----------------------------------------   ---------------   ---------------
            COMMON STOCKS AND OTHER EQUITY
            INTERESTS (CONTINUED)
            TURKEY 1.0%
            Turkcell Iletisim Hizmetleri AS ........      Wireless Telecommunication Services       9,848,862       $    57,627,336
                                                                                                                    ---------------
            UNITED KINGDOM 12.6%
            Aviva PLC ..............................                   Insurance                   13,690,386            81,478,191
            BAE Systems PLC ........................              Aerospace & Defense              11,965,602            68,312,082
            BP PLC .................................          Oil, Gas & Consumable Fuels           6,527,544            57,601,053
            British Sky Broadcasting Group PLC .....                     Media                      5,014,579            41,635,089
            GlaxoSmithKline PLC ....................                Pharmaceuticals                 5,138,017            95,152,496
            Hays PLC ...............................             Professional Services              9,496,733            15,103,781
            HSBC Holdings PLC ......................                Commercial Banks                5,460,040            59,920,366
            Kingfisher PLC .........................                Specialty Retail               18,488,060            60,611,765
            Pearson PLC ............................                     Media                      3,377,592            46,996,681
            Royal Dutch Shell PLC, A ...............          Oil, Gas & Consumable Fuels             626,995            17,086,505
            Royal Dutch Shell PLC, B ...............          Oil, Gas & Consumable Fuels           2,427,995            63,550,464
            Tesco PLC ..............................            Food & Staples Retailing            5,093,050            32,598,362
            Vodafone Group PLC .....................      Wireless Telecommunication Services      51,346,255           110,787,903
                                                                                                                    ---------------
                                                                                                                        750,834,738
                                                                                                                    ---------------
            UNITED STATES 39.1%
            Abbott Laboratories ....................                Pharmaceuticals                   860,100            46,686,228
            Accenture PLC, A .......................                  IT Services                   4,228,620           169,017,941
            American Express Co. ...................                Consumer Finance                  935,340            35,720,635
        (a) Amgen Inc. .............................                 Biotechnology                  2,200,000           124,542,000
            Baker Hughes Inc .......................          Energy Equipment & Services             656,132            31,441,845
            Bank of America Corp. ..................         Diversified Financial Services         1,500,910            25,005,161
            Bristol-Myers Squibb Co. ...............                Pharmaceuticals                 1,213,450            29,741,660
            Chevron Corp. ..........................          Oil, Gas & Consumable Fuels           1,218,070            88,066,461
        (a) Cisco Systems Inc. .....................            Communications Equipment            5,014,260           121,996,946
            Comcast Corp., A .......................                     Media                      6,616,780           102,493,922
            Covidien PLC ...........................        Health Care Equipment & Supplies        1,225,450            60,194,104
            CVS Caremark Corp. .....................            Food & Staples Retailing            1,726,090            58,255,538
        (a) Dell Inc. ..............................            Computers & Peripherals             2,205,370            29,177,045
            E. I. du Pont de Nemours and Co. .......                   Chemicals                    1,017,390            34,306,391
            FedEx Corp. ............................            Air Freight & Logistics               642,300            54,441,348
            The Gap Inc. ...........................                Specialty Retail                1,528,241            32,857,182
            General Electric Co. ...................            Industrial Conglomerates            5,168,590            83,007,555
            The Home Depot Inc. ....................                Specialty Retail                2,213,020            69,046,224
            Invesco Ltd. ...........................                Capital Markets                 1,864,302            36,540,319
            JPMorgan Chase & Co. ...................         Diversified Financial Services           623,600            26,172,492
            KKR & Co. Guernsey LP (Units) ..........                Capital Markets                 6,333,380            67,767,166
            Merck & Co. Inc. .......................                Pharmaceuticals                 1,809,240            66,724,771
            Microsoft Corp. ........................                    Software                    7,147,990           204,861,393
            News Corp., A ..........................                     Media                      8,205,620           109,709,139
            Oracle Corp. ...........................                    Software                    5,965,840           147,057,956
            Pfizer Inc. ............................                Pharmaceuticals                 5,101,870            89,537,818
            The Procter & Gamble Co. ...............               Household Products               1,056,840            66,876,835
            Progressive Corp. ......................                   Insurance                    2,137,430            36,656,925


                             Semiannual Report | 21

Templeton World Fund

                                                                      INDUSTRY                      SHARES/UNITS         VALUE
                                                       ----------------------------------------   ---------------   ---------------
            COMMON STOCKS AND OTHER EQUITY
            INTERESTS (CONTINUED)
            UNITED STATES (CONTINUED)
            Quest Diagnostics Inc. .................       Health Care Providers & Services           879,380       $    49,904,815
        (a) Sprint Nextel Corp. ....................      Wireless Telecommunication Services       5,721,070            19,051,163
            Time Warner Cable Inc. .................                    Media                         914,877            42,715,607
            Time Warner Inc. .......................                    Media                       2,136,120            62,032,925
            United Parcel Service Inc., B ..........           Air Freight & Logistics              1,793,970           105,377,798
                                                                                                                    ---------------
                                                                                                                      2,326,985,308
                                                                                                                    ---------------
            TOTAL COMMON STOCKS AND
               OTHER EQUITY INTERESTS
               (COST $5,722,523,395) ...............                                                                  5,562,653,087
                                                                                                                    ---------------
            PREFERRED STOCKS 2.1%
            BRAZIL 2.1%
            Petroleo Brasileiro SA, ADR, pfd. ......         Oil, Gas & Consumable Fuels            1,681,980            64,588,032
            Vale SA, ADR, pfd., A ..................               Metals & Mining                  2,526,000            62,139,600
                                                                                                                    ---------------
            TOTAL PREFERRED STOCKS
               (COST $54,523,134) ..................                                                                    126,727,632
                                                                                                                    ---------------
            NON-REGISTERED MUTUAL FUNDS
               (COST $11,117,000) 0.2%
            CAYMAN ISLANDS 0.2%
(a,c,d,e,f) Templeton China Opportunities Fund
               Ltd., Reg D .........................        Diversified Financial Services          1,112,326            11,112,136
                                                                                                                    ---------------

                                                                                                     PRINCIPAL
                                                                                                     AMOUNT(g)
                                                                                                  ---------------
            FOREIGN GOVERNMENT AND AGENCY
            SECURITIES 0.3%
            CANADA 0.2%
            Government of Canada, 6.00%, 6/01/11 ...                                                8,030,000 CAD         8,128,525
                                                                                                                    ---------------
            SWEDEN 0.1%
            Government of Sweden, 5.50%,
               10/08/12 ............................                                               48,680,000 SEK         7,513,487
                                                                                                                    ---------------
            TOTAL FOREIGN GOVERNMENT AND
               AGENCY SECURITIES
               (COST $10,543,643) ..................                                                                     15,642,012
                                                                                                                    ---------------
            U.S. GOVERNMENT AND AGENCY
               SECURITIES (COST $12,468,802) 0.2%
            FHLMC, 5.50%, 12/01/35 .................                                               12,650,656            13,407,860
                                                                                                                    ---------------
            TOTAL INVESTMENTS BEFORE
               SHORT TERM INVESTMENTS
               (COST $5,811,175,974) ...............                                                                  5,729,542,727
                                                                                                                    ---------------


                             22 | Semiannual Report

Templeton World Fund

                                                                                                     PRINCIPAL
                                                                                                     AMOUNT(g)           VALUE
                                                                                                  ---------------   ---------------
            SHORT TERM INVESTMENTS 3.7%
            TIME DEPOSITS 2.9%
            UNITED STATES 2.9%
            Credit Lyonnais, 0.15%, 3/01/10 ........                                              139,400,000       $   139,400,000
            Deutsche Bank AG, 0.10%, 3/01/10 .......                                               30,000,000            30,000,000
                                                                                                                    ---------------
            TOTAL TIME DEPOSITS
               (COST $169,400,000) .................                                                                    169,400,000
                                                                                                                    ---------------
            U.S. GOVERNMENT AND AGENCY
            SECURITIES (COST $49,980,208) 0.8%
        (h) FNMA, 6/03/10 ..........................                                               50,000,000            49,986,950
                                                                                                                    ---------------
            TOTAL INVESTMENTS
               (COST $6,030,556,182) 100.0% ........                                                                  5,948,929,677
            OTHER ASSETS, LESS LIABILITIES
               0.0%(i) .............................                                                                      2,505,111
                                                                                                                    ---------------
            NET ASSETS 100.0% ......................                                                                $ 5,951,434,788
                                                                                                                    ===============

See Abbreviations on page 37.

(a)  Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At February 28, 2010, the value of this security was $174,386 representing less than 0.01% of net assets.

(c)  See Note 8 regarding restricted securities.

(d) Security was purchased pursuant to Regulation D under the Securities Act of 1933. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed illiquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2010, the value of this security was $11,112,136, representing 0.19% of net assets.

(e)  See Note 9 regarding other considerations.

(f) The Templeton China Opportunities Fund, Ltd. is managed by an affiliate of the Fund's investment manager.

(g)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(h)  The security is traded on a discount basis with no stated coupon rate.

(i)  Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Templeton World Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (unaudited)

Assets:
   Investments in securities:
      Cost ................................................................   $6,030,556,182
                                                                              --------------
      Value ...............................................................   $5,948,929,677
   Cash ...................................................................           19,716
   Receivables:
      Investment securities sold ..........................................       23,049,427
      Capital shares sold .................................................        3,189,892
      Dividends and interest ..............................................       13,996,299
   Other assets ...........................................................           17,065
                                                                              --------------
         Total assets .....................................................    5,989,202,076
                                                                              --------------
Liabilities:
   Payables:
      Investment securities purchased .....................................       18,792,415
      Capital shares redeemed .............................................        6,118,479
      Affiliates ..........................................................        4,711,329
   Deferred tax ...........................................................        6,504,766
   Accrued expenses and other liabilities .................................        1,640,299
                                                                              --------------
         Total liabilities ................................................       37,767,288
                                                                              --------------
            Net assets, at value ..........................................   $5,951,434,788
                                                                              ==============
Net assets consist of:
   Paid-in capital ........................................................   $6,322,012,116
   Undistributed net investment income ....................................       22,637,319
   Net unrealized appreciation (depreciation) .............................      (88,156,653)
   Accumulated net realized gain (loss) ...................................     (305,057,994)
                                                                              --------------
            Net assets, at value ..........................................   $5,951,434,788
                                                                              ==============
CLASS A:
   Net assets, at value ...................................................   $5,522,596,538
                                                                              --------------
   Shares outstanding .....................................................      413,756,944
                                                                              --------------
   Net asset value per share(a) ...........................................   $        13.35
                                                                              --------------
   Maximum offering price per share (net asset value per share / 94.25%) ..   $        14.16
                                                                              --------------
CLASS B:
   Net assets, at value ...................................................   $   17,270,490
                                                                              --------------
   Shares outstanding .....................................................        1,310,828
                                                                              --------------
   Net asset value and maximum offering price per share(a) ................   $        13.18
                                                                              --------------
CLASS C:
   Net assets, at value ...................................................   $  234,963,277
                                                                              --------------
   Shares outstanding .....................................................       18,188,972
                                                                              --------------
   Net asset value and maximum offering price per share(a) ................   $        12.92
                                                                              --------------
ADVISOR CLASS:
   Net assets, at value ...................................................   $  176,604,483
                                                                              --------------
   Shares outstanding .....................................................       13,234,929
                                                                              --------------
   Net asset value and maximum offering price per share ...................   $        13.34
                                                                              --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Templeton World Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2010 (unaudited)

Investment income:
   Dividends (net of foreign taxes of $2,324,026) .........................   $ 57,099,241
   Interest ...............................................................        890,757
                                                                              ------------
         Total investment income ..........................................     57,989,998
                                                                              ------------
Expenses:
   Management fees (Note 3a) ..............................................     18,825,934
   Administrative fees (Note 3b) ..........................................      2,439,104
   Distribution fees: (Note 3c)
      Class A .............................................................      6,829,032
      Class B .............................................................         93,671
      Class C .............................................................      1,217,883
   Transfer agent fees (Note 3e) ..........................................      3,232,719
   Custodian fees (Note 4) ................................................        609,157
   Reports to shareholders ................................................        247,572
   Registration and filing fees ...........................................         79,638
   Professional fees ......................................................         44,973
   Trustees' fees and expenses ............................................         62,739
   Other ..................................................................        130,451
                                                                              ------------
         Total expenses ...................................................     33,812,873
         Expense reductions (Note 4) ......................................             (3)
                                                                              ------------
            Net expenses ..................................................     33,812,870
                                                                              ------------
               Net investment income ......................................     24,177,128
                                                                              ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .........................................................    104,619,423
      Foreign currency transactions .......................................      5,296,935
                                                                              ------------
               Net realized gain (loss) ...................................    109,916,358
                                                                              ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................................    240,442,533
      Translation of other assets and liabilities denominated in foreign
         currencies .......................................................       (104,172)
   Change in deferred taxes on unrealized appreciation ....................     (6,504,766)
                                                                              ------------
               Net change in unrealized appreciation (depreciation) .......    233,833,595
                                                                              ------------
Net realized and unrealized gain (loss) ...................................    343,749,953
                                                                              ------------
Net increase (decrease) in net assets resulting from operations ...........   $367,927,081
                                                                              ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Templeton World Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SIX MONTHS
                                                                                      ENDED
                                                                                    FEBRUARY
                                                                                    28, 2010         YEAR ENDED
                                                                                   (UNAUDITED)    AUGUST 31, 2009
                                                                                 --------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................................   $   24,177,128   $   112,255,832
      Net realized gain (loss) from investments and foreign currency
         transactions ........................................................      109,916,358      (406,544,518)
      Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in
         foreign currencies and deferred taxes ...............................      233,833,595      (926,200,955)
                                                                                 --------------   ---------------
            Net increase (decrease) in net assets resulting from operations ..      367,927,081    (1,220,489,641)
                                                                                 --------------   ---------------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................................     (105,265,508)     (130,800,008)
         Class B .............................................................         (257,981)         (303,763)
         Class C .............................................................       (3,602,448)       (3,506,715)
         Advisor Class .......................................................       (3,533,742)       (2,718,053)
      Net realized gains:
         Class A .............................................................               --      (145,466,748)
         Class B .............................................................               --          (648,040)
         Class C .............................................................               --        (6,729,027)
         Advisor Class .......................................................               --        (2,671,700)
                                                                                 --------------   ---------------
Total distributions to shareholders ..........................................     (112,659,679)     (292,844,054)
                                                                                 --------------   ---------------
Capital share transactions: (Note 2)
         Class A .............................................................     (146,422,223)     (419,620,125)
         Class B .............................................................       (2,527,213)       (7,598,205)
         Class C .............................................................       (8,849,447)      (37,907,758)
         Advisor Class .......................................................        2,839,312        53,105,458
                                                                                 --------------   ---------------
Total capital share transactions .............................................     (154,959,571)     (412,020,630)
                                                                                 --------------   ---------------
            Net increase (decrease) in net assets ............................      100,307,831    (1,925,354,325)
Net assets:
   Beginning of period .......................................................    5,851,126,957     7,776,481,282
                                                                                 --------------   ---------------
   End of period .............................................................   $5,951,434,788   $ 5,851,126,957
                                                                                 ==============   ===============
Undistributed net investment income included in net assets:
   End of period .............................................................   $   22,637,319   $   111,119,870
                                                                                 ==============   ===============

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Templeton World Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton World Fund (Fund) is included in this report. The financial statements of the remaining fund in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Time deposits are valued at cost.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.


                             Semiannual Report | 27

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                             28 | Semiannual Report

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 28, 2010, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                             Semiannual Report | 29

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                            SIX MONTHS ENDED                  YEAR ENDED
                                           FEBRUARY 28, 2010               AUGUST 31, 2009
                                      ---------------------------   -----------------------------
                                         SHARES         AMOUNT         SHARES          AMOUNT
                                      -----------   -------------   -----------   ---------------
CLASS A SHARES:
   Shares sold ....................    13,497,125   $ 185,594,933    34,323,751   $   380,068,438
   Shares issued in reinvestment of
      distributions ...............     6,779,811      92,815,617    23,106,778       245,855,918
   Shares redeemed ................   (30,914,821)   (424,832,773)  (94,279,362)   (1,045,544,481)
                                      -----------   -------------   -----------   ---------------
   Net increase (decrease) ........   (10,637,885)  $(146,422,223)  (36,848,833)  $  (419,620,125)
                                      ===========   =============   ===========   ===============
CLASS B SHARES:
   Shares sold ....................        34,580   $     465,968       126,577   $     1,402,486
   Shares issued in reinvestment of
      distributions ...............        15,995         216,410        75,304           793,700
   Shares redeemed ................      (237,612)     (3,209,591)     (899,246)       (9,794,391)
                                      -----------   -------------   -----------   ---------------
   Net increase (decrease) ........      (187,037)  $  (2,527,213)     (697,365)  $    (7,598,205)
                                      ===========   =============   ===========   ===============
CLASS C SHARES:
   Shares sold ....................       752,627   $  10,015,452     2,469,523   $    26,513,842
   Shares issued in reinvestment of
      distributions ...............       233,394       3,097,138       838,415         8,677,591
   Shares redeemed ................    (1,656,047)    (21,962,037)   (6,719,207)      (73,099,191)
                                      -----------   -------------   -----------   ---------------
   Net increase (decrease) ........      (670,026)  $  (8,849,447)   (3,411,269)  $   (37,907,758)
                                      ===========   =============   ===========   ===============


                             30 | Semiannual Report

Templeton World Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                      SIX MONTHS ENDED              YEAR ENDED
                                      FEBRUARY 28, 2010          AUGUST 31, 2009
                                   ----------------------   -------------------------
                                    SHARES       AMOUNT       SHARES        AMOUNT
                                   --------   -----------   ----------   ------------
ADVISOR CLASS SHARES:
   Shares sold .................    685,788   $ 9,411,783    6,141,999   $ 65,633,924
   Shares issued in reinvestment
      of distributions .........    237,464     3,248,505      497,078      5,278,972
   Shares redeemed .............   (714,958)   (9,820,976)  (1,581,739)   (17,807,438)
                                   --------   -----------   ----------   ------------
   Net increase (decrease) .....    208,294   $ 2,839,312    5,057,338   $ 53,105,458
                                   ========   ===========   ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Templeton Global Advisors Limited (TGAL)                        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                        NET ASSETS
----------   -------------------------------------------------
  0.630%     Up to and including $1 billion
  0.615%     Over $1 billion, up to and including $5 billion
  0.600%     Over $5 billion, up to and including $10 billion
  0.580%     Over $10 billion, up to and including $15 billion
  0.560%     Over $15 billion, up to and including $20 billion
  0.540%     In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                         NET ASSETS
----------   ---------------------------------------------------
  0.150%     Up to and including $200 million
  0.135%     Over $200 million, up to and including $700 million
  0.100%     Over $700 million, up to and including $1.2 billion
  0.075%     In excess of $1.2 billion


                             Semiannual Report | 31

Templeton World Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .....   0.25%
Class B .....   1.00%
Class C .....   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ........   $192,336
Contingent deferred sales charges retained ....   $  6,006

E. TRANSFER AGENT FEES

For the period ended February 28, 2010, the Fund paid transfer agent fees of $3,232,719, of which $2,058,633 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2010, the custodian fees were reduced as noted in the Statement of Operations.


                             32 | Semiannual Report

Templeton World Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2009, the Fund had tax basis capital losses of $173,314,310 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized capital losses of $237,100,473.

At February 28, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...........................   $6,036,651,586
                                                  ==============
Unrealized appreciation .......................   $  831,087,892
Unrealized depreciation .......................     (918,809,801)
                                                  --------------
Net unrealized appreciation (depreciation) ....   $  (87,721,909)
                                                  ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, pass through entity income, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, pass through entity income, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2010, aggregated $497,201,572 and $834,356,535, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                             Semiannual Report | 33

Templeton World Fund

8. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At February 28, 2010, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

SHARES                  ISSUER               ACQUISITION DATES       COST         VALUE
------      ------------------------------   -----------------   -----------   -----------
1,112,326   Templeton China Opportunities
               Fund Ltd., Reg D
               TOTAL RESTRICTED SECURITIES
                  (0.19% of Net Assets) ...  1/27/10 - 2/24/10   $11,117,000   $11,112,136
                                                                               -----------

9. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

10. UPCOMING REORGANIZATION

On December 1, 2009, the Board of Trustees of Templeton Funds approved a proposal to reorganize Templeton Global Long-Short Fund into Templeton World Fund. On April 9, 2010, shareholders of Templeton Global Long-Short Fund approved the reorganization. Upon completion of the reorganization, which is scheduled on or about April 27, 2010, assets in Templeton Global Long-Short Fund will be transferred into Templeton World Fund.


                             34 | Semiannual Report

Templeton World Fund

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a 364-day joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. On January 22, 2010, the Fund renewed the Global Credit Facility for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended February 28, 2010, the Fund did not utilize the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             Semiannual Report | 35

Templeton World Fund

12. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of February 28, 2010, in valuing the Fund's assets carried at fair value:

                                          LEVEL 1         LEVEL 2       LEVEL 3          TOTAL
                                      --------------   ------------   -----------   --------------
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         Taiwan....................   $  264,270,305   $    174,386   $        --   $  264,444,691
      All other Equity
         Investments(b)............    5,424,936,028             --            --    5,424,936,028
      Non-Registered Mutual
         Funds.....................               --             --    11,112,136       11,112,136
      Foreign Government and Agency
         Securities................               --     15,642,012            --       15,642,012
      U.S. Government and Agency
         Securities................               --     13,407,860            --       13,407,860
      Short Term Investments.......               --    219,386,950            --      219,386,950
                                      --------------   ------------   -----------   --------------
      Total Investments in
         Securities................   $5,689,206,333   $248,611,208   $11,112,136   $5,948,929,677
                                      ==============   ============   ===========   ==============

(a)  Includes common and preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statement of Investments.

                                                                                                                    NET CHANGE IN
                                                                                                                     UNREALIZED
                                                                                                                    APPRECIATION
                                                         NET CHANGE IN                                             (DEPRECIATION)
                             BALANCE AT       NET         UNREALIZED         NET         TRANSFER      BALANCE        ON ASSETS
                              BEGINNING     REALIZED     APPRECIATION     PURCHASES    IN (OUT OF)      AT END          HELD
                              OF PERIOD   GAIN (LOSS)   (DEPRECIATION)     (SALES)       LEVEL 3      OF PERIOD     AT PERIOD END
                             ----------   -----------   --------------   -----------   -----------   -----------   --------------
ASSETS:
Investments in Securities:
   Non-Registered Mutual
      Funds...............       $--           $--          $(4,864)     $11,117,000       $--       $11,112,136      $(4,864)
                                 ---           ---          -------      -----------       ---       -----------      -------

13. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS, which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying this provision.

In March 2010, the FASB issued ASU No. 2010-11, DERIVATIVES AND HEDGING (TOPIC
815): SCOPE EXCEPTION RELATED TO EMBEDDED CREDIT DERIVATIVES, which clarifies existing derivatives and hedging disclosure requirements and is effective for fiscal quarters beginning after June 15, 2010. The Fund is currently evaluating the impact, if any, of applying this provision.


                             36 | Semiannual Report

Templeton World Fund

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

CURRENCY

CAD - Canadian Dollar
SEK - Swedish Krona

SELECTED PORTFOLIO

ADR   - American Depository Receipt
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
GDR   - Global Depository Receipt


                             Semiannual Report | 37

Templeton World Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             38 | Semiannual Report

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(6)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(7)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(9)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
Products Trust(11)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(7.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8.) The fund invests primarily in insured municipal securities.

(9.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(10.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(11.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETION INVESTMENTS(R) LOGO)   One Franklin Parkway
                                            San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON WORLD FUND

INVESTMENT MANAGER
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

102 S 04/10

FEBRUARY 28, 2010

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Funds

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                   (GRAPHIC)

                                                                   INTERNATIONAL

                             TEMPLETON FOREIGN FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Templeton Foreign Fund ....................................................    3
Performance Summary .......................................................   10
Your Fund's Expenses ......................................................   13
Financial Highlights and Statement of Investments .........................   15
Financial Statements ......................................................   25
Notes to Financial Statements .............................................   29
Shareholder Information ...................................................   40

Shareholder Letter

Dear Shareholder:

During the six months ended February 28, 2010, world economies experienced a significant recovery driven by one of the most aggressive global policy responses in financial history. At the end of the period, however, as investors began to believe the overall financial system was on the mend, many governments began positioning themselves to curtail their spending programs and low interest rate policies, and the market began to focus on the risks associated with this transition.

Templeton Foreign Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio managers discuss investment management decisions and Fund performance for the period. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1
and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Gary P. Motyl

Gary P. Motyl, CFA
President and Chief Executive Officer - Investment
Management Templeton Funds

CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Templeton Foreign Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Foreign Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located outside the U.S., including emerging markets.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Templeton Foreign Fund's semiannual report for the period ended February 28, 2010.

PERFORMANCE OVERVIEW

Templeton Foreign Fund - Class A posted a +1.01% cumulative total return for the six months under review. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which had a +0.80% total return for the same period.(1) In line with our long-term investment strategy, we are pleased with our long-term results, as shown in the Performance Summary beginning on page 10. For the 10-year period ended February 28, 2010, Templeton Foreign Fund - Class A delivered a +63.06% cumulative total return, compared with the MSCI EAFE Index's +15.45% cumulative total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. As of 2/28/10, the Fund's Class A 10-year average annual total return not including the maximum sales charge was +5.01%, compared with the +1.45% 10-year average annual total return of the MSCI EAFE Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


                              Semiannual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/10

Europe                                      66.0%
Asia                                        23.7%
North America                                5.1%
Latin America & Caribbean                    2.6%
Australia & New Zealand                      0.7%
Middle East & Africa                         0.5%
Short-Term Investments & Other Net Assets    1.4%

ECONOMIC AND MARKET OVERVIEW

Equity markets broadly advanced and global economic data indicated measured improvements during the six months under review. Significant problems persisted, however, and investor anxiety resurfaced in the period's latter half. International equity markets began the period having just delivered their best six-month returns in more than two decades as governments' aggressive monetary and fiscal interventions began to gain traction. Investor sentiment reached its highest level since the onset of the financial crisis, and most major economies technically exited recession at the beginning of the period. Market volatility increased in October, however, as lackluster economic data cast doubt over the global recovery's sustainability. Strong corporate earnings helped buoy markets through the final months of 2009, although concerns about Dubai's ability to meet its debt obligations temporarily rattled markets and foreshadowed the sovereign solvency issues that would gain attention in the initial months of 2010.

Bank lending restrictions in China and escalating debate about financial sector reform added to concerns over the sovereign debt woes of Greece and some European countries, and the market rally stalled in early 2010. Economic data remained broadly positive showing U.S. gross domestic product (GDP) growth at 0.1% rate and Chinese GDP up 10.7% year-over-year in the fourth quarter of 2009. However, investors received such economic reports with heightened skepticism. While the market punished stocks of companies that failed to meet investors' significantly elevated earnings expectations, overall financial results generally exceeded those expectations, as emerging market demand and official stimulus bolstered a global economic rebound and cost-reduction initiatives drove corporate earnings growth. The mix of subsidized and organic demand also supported commodities, most of which made gains during the period.

Monetary policy remained extraordinarily loose, although many central bankers began to discuss ways to withdraw stimulus without stifling the fragile recovery. In developing economies with more capacity for policy normalization, like India and China, officials increased reserve requirements and tightened lending standards to forestall asset bubble formation and general price inflation. Growing concerns surrounding Europe's sovereign debt situation punished the euro, triggering the common currency's longest losing streak against the dollar in more than a year. Sovereign bond yields rose in the world's more fiscally vulnerable regions, and European policymakers considered a bilateral lending package should Greece require funding assistance. By period-end, the future direction of financial markets and the global economy was unclear, and pundits speculated on a wide range of potential outcomes.


                              4 | Semiannual Report

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look internationally, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

The equity market environment underwent a significant transformation during the semiannual review period, though the recent shift was more subtle than the swing from widespread panic to cathartic euphoria earlier in 2009. Although the bulk of economic and corporate earnings news remained positive, concerns surrounding the sustainability of the global economic recovery, the state of sovereign finances, and the timing of an eventual withdrawal of government stimuli resulted in rising skepticism about the longevity of the recent bull market. Given the underlying impairments that remained in the global financial system at period-end -- including high leverage, cash hoarding, tight credit, artificial demand, outstanding stimulus and consumer retrenchment -- a healthy skepticism seemed warranted to us. But, if there is one lesson investors should learn from 2009, it is to not flee equities just because the tide of sentiment turns. Last year, just as equity fund outflows and investor pessimism were peaking, the market reversed its decline and global stocks delivered one of history's most profitable rallies. Templeton Foreign Fund investors benefited from that investment opportunity, as Fund performance since the market bottom on March 9, 2009, has exceeded that of international equities in general, as represented by the MSCI EAFE Index.

In our opinion, there is still a long way to go on the road to recovery. Recent stabilization of the private financial system was one step in the ultimate resolution of the global financial crisis; however, the global economy's absolute leverage levels have not yet declined. Much of the excessive debt has merely been transferred from the private sector to the public sector. We believe a systemic deleveraging process requiring difficult fiscal austerity measures must occur for the financial system to move from stabilization to normalization. Investors should realize this process does have the potential to disrupt markets in the intermediate term; however, we feel they must not let fear irrationally obscure recent, compelling long-term value opportunities. During the reporting period, we primarily found such opportunities among higher quality, globally

TOP 10 EQUITY HOLDINGS
2/28/10

COMPANY                                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                   NET ASSETS
------------------------                                   ----------
ING Groep NV                                                  3.7%
   DIVERSIFIED FINANCIAL SERVICES, NETHERLANDS
Vodafone Group PLC                                            3.3%
   WIRELESS TELECOMMUNICATION SERVICES, U.K.
KKR & Co. Guernsey LP (Units)                                 2.5%
   CAPITAL MARKETS, U.S.
France Telecom SA                                             2.2%
   DIVERSIFIED TELECOMMUNICATION SERVICES, FRANCE
Samsung Electronics Co. Ltd.                                  2.2%
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, SOUTH KOREA
Sanofi-Aventis                                                2.1%
   PHARMACEUTICALS, FRANCE
Statoil ASA                                                   2.0%
   OIL, GAS & CONSUMABLE FUELS, NORWAY
Taiwan Semiconductor Manufacturing Co. Ltd.                   1.9%
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, TAIWAN
Siemens AG                                                    1.9%
   INDUSTRIAL CONGLOMERATES, GERMANY
Telenor ASA                                                   1.9%
   DIVERSIFIED TELECOMMUNICATION SERVICES, NORWAY


                              Semiannual Report | 5

TOP 10 INDUSTRIES
Based on Equity Securities
2/28/10

                                         % OF TOTAL
                                         NET ASSETS
                                         ----------
Diversified Telecommunication Services     10.1%
Oil, Gas & Consumable Fuels                 9.2%
Pharmaceuticals                             8.8%
Insurance                                   7.6%
Wireless Telecommunication Services         4.7%
Software                                    4.7%
Media                                       4.5%
Semiconductors & Semiconductor
   Equipment                                4.1%
Diversified Financial Services              3.9%
Commercial Banks                            3.6%

diversified, cash-flow generative companies that lagged the market's recent rally, which generally favored lower quality, riskier securities.

Our research led us to many companies with favorable characteristics in the information technology sector, which resulted in the Fund's significant technology overweighting relative to the benchmark MSCI EAFE Index during the period.(2) The recession reemphasized the importance of lean cost structures, which we view as a positive development for productivity-enhancing sectors such as technology. We also are attracted to the significant free cash flow yields and unburdened balance sheets of certain technology stocks, which can provide companies financial flexibility and a means to self-fund growth. After a protracted period of weak corporate spending on technology, indications that a cyclical business investment recovery was gathering momentum during the reporting period buoyed the Fund's information technology sector performance, contributing to its relative outperformance versus the benchmark index. Hardware and semiconductor stocks, in particular, benefited from the pickup in demand, led by our investment in Taiwanese notebook computer manufacturer Compal Electronics, which surged to its highest share price levels in seven years as shipments increased.(3)

We also continued to uncover what we considered attractive bargains in the telecommunication services sector, where the Fund held nearly triple the weighting of the benchmark index's at period-end.(4) Our stock selection proved beneficial in this sector despite the challenges it faced. The sector's lack of operational leverage to an economic recovery hampered performance during the 2009 rally and, unlike in the information technology space, sentiment remained broadly negative through February 2010. The secular decline of fixed-line communication services (i.e., landline telephones) negatively impacted several sector companies in recent years, while heightened price sensitivity in the wireless space lowered user revenues in a period when wireless service providers were forced to increase capital outlays to support popular, but data-intensive, smart phones. However, we believe these difficulties created some attractive long-term investment opportunities among certain stocks we feel have low valuations, high free cash flow yields, and promising growth prospects in emerging markets. Global telecommunications companies generally also offered dividend yields that, on average, were significantly higher than

(2.) The information technology sector comprises communications equipment;
     computers and peripherals; electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; and software in the SOI.

(3.) This holding is not an index component.

(4.) The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.


                             6 | Semiannual Report
recent yields on even the longest-maturity U.S. Treasuries. And, as telecommunications products and services become increasingly essential worldwide, we think demand should become less elastic.

Another contributor to relative Fund performance was a sector we viewed more skeptically: financials.(5) Although the sector declined in absolute terms as financials stocks came under pressure from sovereign debt exposure and increasing political headwinds, our underweighting and stock selection benefited performance relative to the index. We have underweighted financials since before the credit crisis. At period-end we remained cautious, believing bailout repayments and lingering bad debt exposures may negatively impact earnings, while increasing regulatory scrutiny may render untenable some of the business models employed so profitably over the past decade until excessive leverage and declining asset prices proved them unsustainable.

Similarly, we found very few bargain opportunities in the consumer staples sector.(6) We believed that over the longer term, structural headwinds from rising input prices, increasing fragmentation and lack of innovation were too great to justify many recent valuations, making it difficult for us to find bargains according to our investment strategy. In the short term, however, the sector's investment profile -- defensive (or non-cyclical), but exposed to emerging market growth -- was well-suited to a period when anxious investors pinned their recovery hopes on rising demand from the developing world. The Fund's underweighting of consumer staples stocks significantly detracted from the Fund's relative performance, as the sector delivered returns that far outpaced those of the index.

Another notable relative detractor was the materials sector.(7) The Fund's underweighted position compared to the index was a drag on relative performance during the review period as emerging market demand underpinned an ongoing commodity price recovery. However, commodities reinflation has been substantially subsidized by fiscal stimulus in emerging markets, and according to our analysis, metals and mining valuations do not necessarily reflect longer term, normalized fundamentals. We remain concerned that any scaling back of external support could reintroduce volatility to the commodities sector.

From a geographical perspective, Fund holdings in emerging markets such as India and non-index countries Taiwan, Russia and Brazil contributed to performance, as did our underweighting in the high-debt, low-growth Japanese

(5.) The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

(6.) The consumer staples sector comprises food products in the SOI.

(7.) The materials sector comprises chemicals, containers and packaging, and metals and mining in the SOI.


                             Semiannual Report | 7

TOP 10 COUNTRIES
Based on Equity Securities
2/28/10

                                         % OF TOTAL
                                         NET ASSETS
                                         ----------
U.K.                                       19.2%
France                                     10.9%
Germany                                     8.8%
Switzerland                                 7.6%
Netherlands                                 6.6%
Japan                                       5.6%
Taiwan                                      4.7%
Singapore                                   4.7%
Norway                                      4.6%
South Korea                                 3.6%

stock market. Conversely, stock selection in Europe, where investors feared a sovereign debt crisis could be unfolding, detracted from performance. Emerging markets re-rated sharply since the market bottom, and from a valuation standpoint we generally found a greater preponderance of bargain opportunities in the developed world. However, we believe in emerging markets' growth potential, and many of the developed market stocks we bought have significant exposure to expanding emerging market demand. In our assessment, the Fund's portfolio at period-end held an advantageous mix of locally focused emerging market stocks and more stable, developed market stocks with high and growing international exposure.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2010, the U.S. dollar rose in value relative to several major currencies. As a result, the Fund's performance was negatively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure.

Global equity markets staged a tremendous rally in 2009, and by period-end market momentum was clearly waning. Whether this environment turns out to be a lull in a secular bull market or an inflection point in a secular bear market is yet to be seen. However, as Sir John Templeton said, "I never ask if the market is going to go up or down, because I don't know, and besides it doesn't matter. I search nation after nation for stocks, asking: 'Where is the one that is the lowest priced in relation to what I believe it is worth?'" At Templeton, we continue to find stocks we believe are priced low relative to their intrinsic worth. Even after the market's recovery rally, equities at the end of February generally were attractively valued relative to most other asset classes, and quality stocks were the cheapest in decades relative to riskier stocks. The cost and debt reduction initiatives necessitated by the financial crisis have made many companies stronger and more competitive, and the mix of organic demand and official stimulus in emerging markets is a powerful earnings growth catalyst for global enterprises. In the near term, the market may go up or it may go down. Either way, we believe the financially disciplined, globally diversified, higher quality companies' stocks in Templeton Foreign Fund's portfolio at period-end were trading at significant discounts to their long-term values, and were well positioned to deliver solid performance regardless of the market's near-term direction.


                             8 | Semiannual Report

Thank you for your continued participation in Templeton Foreign Fund. We look forward to serving your future investment needs.

(PHOTO OF TUCKER SCOTT)


/s/ Tucker Scott

Tucker Scott, CFA

(PHOTO OF CINDY L. SWEETING)


/s/ Cindy L. Sweeting

Cindy L. Sweeting, CFA

(PHOTO OF LISA F. MYERS, J.D.)


/s/ Lisa F. Myers, J.D.

Lisa F. Myers, J.D., CFA

Portfolio Management Team
Templeton Foreign Fund

CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 9

Performance Summary as of 2/28/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TEMFX)                    CHANGE   2/28/10   8/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.03    $6.17     $6.20
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.0954

CLASS B (SYMBOL: TFRBX)                    CHANGE   2/28/10   8/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.01    $6.02     $6.03
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.0494

CLASS C (SYMBOL: TEFTX)                    CHANGE   2/28/10   8/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.01    $6.04     $6.05
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.0544

CLASS R (SYMBOL: TEFRX)                    CHANGE   2/28/10   8/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.03    $6.08     $6.11
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.0830

ADVISOR CLASS (SYMBOL: TFFAX)              CHANGE   2/28/10   8/31/09
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$0.04    $6.10     $6.14
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.1096


                             10 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------          -------   -------   -------
Cumulative Total Return(1)                +1.01%          +69.71%   +15.66%   +63.06%
Average Annual Total Return(2)            -4.83%          +59.76%    +1.74%    +4.39%
Value of $10,000 Investment(3)          $ 9,517          $15,976   $10,899   $15,369
Avg. Ann. Total Return (3/31/10)(4)                       +52.95%    +3.44%    +4.57%
   Total Annual Operating Expenses(5)             1.19%

CLASS B                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------          -------   -------   -------
Cumulative Total Return(1)                +0.63%          +68.08%   +11.29%   +53.65%
Average Annual Total Return(2)            -3.37%          +64.08%    +1.98%    +4.39%
Value of $10,000 Investment(3)          $ 9,663          $16,408   $11,032   $15,365
Avg. Ann. Total Return (3/31/10)(4)                       +57.42%    +3.75%    +4.56%
   Total Annual Operating Expenses(5)             1.94%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------          -------   -------   -------
Cumulative Total Return(1)                +0.70%          +68.30%   +11.39%   +51.31%
Average Annual Total Return(2)            -0.29%          +67.30%    +2.18%    +4.23%
Value of $10,000 Investment(3)          $ 9,971          $16,730   $11,139   $15,131
Avg. Ann. Total Return (3/31/10)(4)                       +60.39%    +3.91%    +4.42%
   Total Annual Operating Expenses(5)             1.93%

                                                                             INCEPTION
CLASS R                                 6-MONTH           1-YEAR    5-YEAR    (1/1/02)
-------                                 -------          -------   -------   ---------
Cumulative Total Return(1)                +0.82%          +69.24%   +14.15%    +62.37%
Average Annual Total Return(2)            +0.82%          +69.24%    +2.68%     +6.12%
Value of $10,000 Investment(3)          $10,082          $16,924   $11,415    $15,899
Avg. Ann. Total Return (3/31/10)(4)                       +62.16%    +4.44%     +6.82%
   Total Annual Operating Expenses(5)             1.44%

ADVISOR CLASS                           6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------------                           -------          -------   -------   -------
Cumulative Total Return(1)                +1.08%          +70.03%   +16.90%   +66.86%
Average Annual Total Return(2)            +1.08%          +70.03%    +3.17%    +5.25%
Value of $10,000 Investment(3)          $10,108          $17,003   $11,690   $16,686
Avg. Ann. Total Return (3/31/10)(4)                       +63.19%    +4.97%    +5.45%
   Total Annual Operating Expenses(5)             0.94%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 11

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             12 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

     -    Transaction costs, including sales charges (loads) on Fund purchases;
          and

     - Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,010.10             $5.88
Hypothetical (5% return before expenses)         $1,000           $1,018.94             $5.91
CLASS B
Actual                                           $1,000           $1,006.30             $9.55
Hypothetical (5% return before expenses)         $1,000           $1,015.27             $9.59
CLASS C
Actual                                           $1,000           $1,007.00             $9.60
Hypothetical (5% return before expenses)         $1,000           $1,015.22             $9.64
CLASS R
Actual                                           $1,000           $1,008.20             $7.12
Hypothetical (5% return before expenses)         $1,000           $1,017.70             $7.15
ADVISOR CLASS
Actual                                           $1,000           $1,010.80             $4.64
Hypothetical (5% return before expenses)         $1,000           $1,020.18             $4.66

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.18%; B: 1.92%; C: 1.93%; R: 1.43%; and
     Advisor: 0.93%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             14 | Semiannual Report

Templeton Foreign Fund
FINANCIAL HIGHLIGHTS

                                   SIX MONTHS ENDED                             YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2010  ------------------------------------------------------------------------
                                     (UNAUDITED)        2009           2008           2007            2006            2005
                                  -----------------  ----------     ----------     -----------    -----------     -----------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning of
   period ......................    $     6.20       $    10.24     $    14.60     $     13.79    $     12.86     $     10.75
                                    ----------       ----------     ----------     -----------    -----------     -----------
Income from investment
   operations(a):
   Net investment income(b) ....            --(c)          0.12           0.26            0.21           0.27            0.21
   Net realized and unrealized
      gains (losses) ...........          0.07            (1.84)         (1.20)           2.08           1.54            2.15
                                    ----------       ----------     ----------     -----------    -----------     -----------
Total from investment
   operations ..................          0.07            (1.72)         (0.94)           2.29           1.81            2.36
                                    ----------       ----------     ----------     -----------    -----------     -----------
Less distributions from:
   Net investment income .......         (0.10)           (0.32)         (0.24)          (0.30)         (0.21)          (0.23)
   Net realized gains ..........            --            (2.00)         (3.18)          (1.18)         (0.67)          (0.02)
                                    ----------       ----------     ----------     -----------    -----------     -----------
Total distributions ............         (0.10)           (2.32)         (3.42)          (1.48)         (0.88)          (0.25)
                                    ----------       ----------     ----------     -----------    -----------     -----------
Redemption fees(d) .............            --               --             --(c)           --(c)          --(c)           --(c)
                                    ----------       ----------     ----------     -----------    -----------     -----------
Net asset value, end
   of period ...................    $     6.17       $     6.20     $    10.24     $     14.60    $     13.79     $     12.86
                                    ==========       ==========     ==========     ===========    ===========     ===========
Total return(e)                           1.01%           (7.96)%       (10.41)%         18.04%         15.08%          22.26%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ....................          1.18%            1.19%          1.14%           1.16%          1.16%           1.15%
Net investment income                     0.05%            2.11%          2.19%           1.53%          2.09%           1.71%
SUPPLEMENTAL DATA
Net assets, end of period
   (000's) .....................    $4,087,756       $4,248,049     $6,531,435     $10,802,308    $14,139,061     $15,466,639
Portfolio turnover rate ........          9.80%           31.05%(h)      22.42%(h)       18.07%         26.15%(h)       34.00%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Templeton Foreign Fund
FINANCIAL HIGHLIGHTS (CONTINUED)

                                            SIX MONTHS ENDED                   YEAR ENDED AUGUST 31,
                                           FEBRUARY 28, 2010  ----------------------------------------------------------
                                              (UNAUDITED)       2009        2008         2007        2006         2005
                                           -----------------  -------     --------     --------    --------     --------
CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...        $  6.03       $  9.98     $  14.29     $  13.53    $  12.63     $  10.57
                                                -------       -------     --------     --------    --------     --------
Income from investment operations(a):
   Net investment income (loss(b) ......          (0.02)         0.07         0.17         0.11        0.17         0.11
   Net realized and unrealized gains
      (losses) .........................           0.06         (1.80)       (1.17)        2.03        1.52         2.12
                                                -------       -------     --------     --------    --------     --------
Total from investment operations .......           0.04         (1.73)       (1.00)        2.14        1.69         2.23
                                                -------       -------     --------     --------    --------     --------
Less distributions from:
   Net investment income ...............          (0.05)        (0.22)       (0.13)       (0.20)      (0.12)       (0.15)
   Net realized gains ..................             --         (2.00)       (3.18)       (1.18)      (0.67)       (0.02)
                                                -------       -------     --------     --------    --------     --------
Total distributions ....................          (0.05)        (2.22)       (3.31)       (1.38)      (0.79)       (0.17)
                                                -------       -------     --------     --------    --------     --------
Redemption fees(c) .....................             --            --           --(d)        --(d)       --(d)        --(d)
                                                -------       -------     --------     --------    --------     --------
Net asset value, end of period .........        $  6.02       $  6.03     $   9.98     $  14.29    $  13.53     $  12.63
                                                =======       =======     ========     ========    ========     ========
Total return(e) ........................           0.63%        (8.68)%     (11.03)%      17.10%      14.23%       21.30%
RATIOS TO AVERAGE NET ASSETS(f) ........
Expenses(g) ............................           1.92%         1.94%        1.89%        1.91%       1.91%        1.90%
Net investment income (loss) ...........          (0.69)%        1.36%        1.44%        0.78%       1.34%        0.96%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......        $66,685       $78,870     $139,437     $214,336    $229,616     $230,901
Portfolio turnover rate ................           9.80%        31.05%(h)    22.42%(h)    18.07%      26.15%(h)    34.00%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

 The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Templeton Foreign Fund
FINANCIAL HIGHLIGHTS (CONTINUED)

                                            SIX MONTHS ENDED                          YEAR ENDED AUGUST 31,
                                           FEBRUARY 28, 2010  -------------------------------------------------------------------
                                              (UNAUDITED)       2009           2008          2007          2006           2005
                                           -----------------  --------     ----------     ----------    ----------     ----------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning of
   period ..............................       $   6.05       $  10.00     $    14.33     $    13.56    $    12.65     $    10.59
                                               --------       --------     ----------     ----------    ----------     ----------
Income from investment operations(a):
   Net investment income (loss)(b) .....          (0.02)          0.07           0.18           0.12          0.18           0.11
   Net realized and unrealized gains
      (losses) .........................           0.06          (1.79)         (1.19)          2.03          1.52           2.12
                                               --------       --------     ----------     ----------    ----------     ----------
Total from investment operations                   0.04          (1.72)         (1.01)          2.15          1.70           2.23
                                               --------       --------     ----------     ----------    ----------     ----------
Less distributions from:
   Net investment income ...............          (0.05)         (0.23)         (0.14)         (0.20)        (0.12)         (0.15)
   Net realized gains ..................             --          (2.00)         (3.18)         (1.18)        (0.67)         (0.02)
                                               --------       --------     ----------     ----------    ----------     ----------
Total distributions ....................          (0.05)         (2.23)         (3.32)         (1.38)        (0.79)         (0.17)
                                               --------       --------     ----------     ----------    ----------     ----------
Redemption fees(c) .....................             --             --             --(d)          --(d)         --(d)          --(d)
                                               --------       --------     ----------     ----------    ----------     ----------
Net asset value, end of period .........       $   6.04       $   6.05     $    10.00     $    14.33    $    13.56     $    12.65
                                               ========       ========     ==========     ==========    ==========     ==========
Total return(e) ........................           0.70%         (8.69)%       (11.11)%        17.14%        14.31%         21.24%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ............................           1.93%          1.93%          1.88%          1.90%         1.90%          1.90%
Net investment income (loss) ...........          (0.70)%         1.37%          1.45%          0.79%         1.35%          0.96%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......       $640,474       $667,534     $1,076,308     $1,470,046    $1,490,648     $1,459,630
Portfolio turnover rate ................           9.80%         31.05%(h)      22.42%(h)      18.07%        26.15%(h)      34.00%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Templeton Foreign Fund
FINANCIAL HIGHLIGHTS (CONTINUED)

                                            SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                           FEBRUARY 28, 2010  -----------------------------------------------------------
                                              (UNAUDITED)       2009         2008         2007        2006         2005
                                           -----------------  --------     --------     --------    --------     --------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...      $   6.11        $  10.12     $  14.46     $  13.68    $  12.77     $  10.68
                                              --------        --------     --------     --------    --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) .....         (0.01)           0.10         0.24         0.18        0.25         0.18
   Net realized and unrealized gains
      (losses) .........................          0.06           (1.82)       (1.20)        2.05        1.52         2.13
                                              --------        --------     --------     --------    --------     --------
Total from investment operations                  0.05           (1.72)       (0.96)        2.23        1.77         2.31
                                              --------        --------     --------     --------    --------     --------
Less distributions from: ...............
   Net investment income ...............         (0.08)          (0.29)       (0.20)       (0.27)      (0.19)       (0.20)
   Net realized gains ..................            --           (2.00)       (3.18)       (1.18)      (0.67)       (0.02)
                                              --------        --------     --------     --------    --------     --------
Total distributions ....................         (0.08)          (2.29)       (3.38)       (1.45)      (0.86)       (0.22)
                                              --------        --------     --------     --------    --------     --------
Redemption fees(c) .....................            --              --           --(d)        --(d)       --(d)        --(d)
                                              --------        --------     --------     --------    --------     --------
Net asset value, end of period .........      $   6.08        $   6.11     $  10.12     $  14.46    $  13.68     $  12.77
                                              ========        ========     ========     ========    ========     ========
Total return(e) ........................          0.82%          (8.14)%     (10.60)%      17.66%      14.88%       21.88%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ............................          1.43%           1.44%        1.39%        1.41%       1.41%        1.40%
Net investment income (loss) ...........         (0.20)%          1.86%        1.94%        1.28%       1.84%        1.46%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $118,838        $114,653     $151,035     $195,938    $218,355     $178,473
Portfolio turnover rate ................          9.80%          31.05%(h)    22.42%(h)    18.07%      26.15%(h)    34.00%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated. dAmount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Templeton Foreign Fund
FINANCIAL HIGHLIGHTS (CONTINUED)

                                            SIX MONTHS ENDED                         YEAR ENDED AUGUST 31,
                                           FEBRUARY 28, 2010  -------------------------------------------------------------------
                                              (UNAUDITED)       2009           2008           2007         2006           2005
                                           -----------------  --------     ----------     ----------    ----------     ----------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning of
   period ..............................       $   6.14       $  10.21     $    14.57     $    13.77    $    12.85     $    10.75
                                               --------       --------     ----------     ----------    ----------     ----------
Income from investment operations(a):
   Net investment income(b) ............           0.01           0.13           0.29           0.25          0.32           0.25
   Net realized and unrealized gains
      (losses) .........................           0.06          (1.85)         (1.19)          2.07          1.51           2.12
                                               --------       --------     ----------     ----------    ----------     ----------
Total from investment operations                   0.07          (1.72)         (0.90)          2.32          1.83           2.37
                                               --------       --------     ----------     ----------    ----------     ----------
Less distributions from:
   Net investment income ...............          (0.11)         (0.35)         (0.28)         (0.34)        (0.24)         (0.25)
   Net realized gains ..................             --          (2.00)         (3.18)         (1.18)        (0.67)         (0.02)
                                               --------       --------     ----------     ----------    ----------     ----------
Total distributions ....................          (0.11)         (2.35)         (3.46)         (1.52)        (0.91)         (0.27)
                                               --------       --------     ----------     ----------    ----------     ----------
Redemption fees(c) .....................             --             --             --(d)          --(d)         --(d)          --(d)
                                               --------       --------     ----------     ----------    ----------     ----------
Net asset value, end of period .........       $   6.10       $   6.14     $    10.21     $    14.57    $    13.77     $    12.85
                                               ========       ========     ==========     ==========    ==========     ==========
Total return(e)                                    1.08%         (7.79)%       (10.15)%        18.33%        15.31%         22.46%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ............................           0.93%          0.94%          0.89%          0.91%         0.91%          0.90%
Net investment income ..................           0.30%          2.36%          2.44%          1.78%         2.34%          1.96%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......       $961,317       $959,708     $1,200,021     $1,788,637    $2,176,785     $1,727,076
Portfolio turnover rate ................           9.80%         31.05%(h)      22.42%(h)      18.07%        26.15%(h)      34.00%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Templeton Foreign Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010 (UNAUDITED)

                                                                        INDUSTRY                      SHARES/UNITS       VALUE
                                                     ----------------------------------------------   ------------   --------------
                COMMON STOCKS AND OTHER EQUITY
                INTERESTS 97.5%
                AUSTRALIA 0.7%
                Brambles Ltd. ....................           Commercial Services & Supplies              6,844,091   $   42,546,327
                                                                                                                     --------------
                AUSTRIA 1.0%
                Telekom Austria AG ...............       Diversified Telecommunication Services          4,524,726       59,326,966
                                                                                                                     --------------
                BERMUDA 0.7%
                Partnerre Ltd. ...................                     Insurance                           490,020       39,010,492
                                                                                                                     --------------
                BRAZIL 0.8%
                Embraer-Empresa Brasileira de
                   Aeronautica SA, ADR ...........                Aerospace & Defense                    2,053,070       45,085,417
                                                                                                                     --------------
                CANADA 1.8%
                Biovail Corp. ....................                  Pharmaceuticals                      3,538,360       52,359,119
                Talisman Energy Inc. .............            Oil, Gas & Consumable Fuels                2,957,410       54,049,605
                                                                                                                     --------------
                                                                                                                        106,408,724
                                                                                                                     --------------
                CHINA 2.0%
                China Mobile Ltd. ................        Wireless Telecommunication Services            2,761,500       27,251,235
                China Telecom Corp. Ltd., H ......       Diversified Telecommunication Services        149,666,582       65,556,557
                Shanghai Electric Group Co.
                   Ltd. ..........................                Electrical Equipment                  56,113,091       25,301,403
                                                                                                                     --------------
                                                                                                                        118,109,195
                                                                                                                     --------------
                FRANCE 10.9%
                AXA SA ...........................                     Insurance                         4,680,032       94,211,456
                Cap Gemini .......................                    IT Services                        1,175,984       54,175,279
                France Telecom SA ................       Diversified Telecommunication Services          5,521,501      129,494,091
                GDF Suez .........................                  Multi-Utilities                      1,090,120       40,030,298
                Sanofi-Aventis ...................                  Pharmaceuticals                      1,687,685      123,441,435
                Total SA, B ......................            Oil, Gas & Consumable Fuels                1,858,110      103,675,692
                Vinci SA .........................             Construction & Engineering                  444,270       23,258,243
                Vivendi SA .......................                       Media                           2,836,049       71,436,312
                                                                                                                     --------------
                                                                                                                        639,722,806
                                                                                                                     --------------
                GERMANY 8.8%
                Bayerische Motoren Werke AG ......                    Automobiles                        1,015,029       41,156,337
                Celesio AG .......................          Health Care Providers & Services               884,674       25,861,212
                Deutsche Post AG .................              Air Freight & Logistics                  2,178,130       35,350,342
                E.ON AG ..........................                 Electric Utilities                    1,582,790       56,311,393
                Merck KGaA .......................                  Pharmaceuticals                        847,240       66,675,742
                Muenchener Rueckversicherungs-
                   Gesellschaft AG ...............                     Insurance                           461,622       71,211,474
                SAP AG ...........................                      Software                         2,246,341      100,074,296
                Siemens AG .......................              Industrial Conglomerates                 1,323,962      113,854,764
                Symrise AG .......................                     Chemicals                           351,386        7,487,423
                                                                                                                     --------------
                                                                                                                        517,982,983
                                                                                                                     --------------


                             20 | Semiannual Report

Templeton Foreign Fund

                                                                        INDUSTRY                      SHARES/UNITS       VALUE
                                                     ----------------------------------------------   ------------   --------------
                COMMON STOCKS AND OTHER
                EQUITY INTERESTS (CONTINUED)
                HONG KONG 2.6%
                Cheung Kong (Holdings) Ltd. ......        Real Estate Management & Development           3,540,979   $   43,291,431
                Hutchison Whampoa Ltd. ...........              Industrial Conglomerates                 9,334,257       66,860,084
                Kingboard Chemical Holdings
                   Ltd. ..........................   Electronic Equipment, Instruments & Components      3,066,500       13,708,339
                Yue Yuen Industrial Holdings
                   Ltd. ..........................          Textiles, Apparel & Luxury Goods             9,678,324       28,739,781
                                                                                                                     --------------
                                                                                                                        152,599,635
                                                                                                                     --------------
                INDIA 0.5%
                Reliance Industries Ltd. .........            Oil, Gas & Consumable Fuels                1,493,186       31,674,133
                                                                                                                     --------------
                ISRAEL 0.5%
(a)             Check Point Software Technologies
                   Ltd. ..........................                      Software                           931,902       30,380,005
                                                                                                                     --------------
                ITALY 1.1%
(a)             Autogrill SpA ....................           Hotels, Restaurants & Leisure               5,279,146       65,552,926
                                                                                                                     --------------
                JAPAN 5.6%
                Mitsubishi UFJ Financial Group
                   Inc. ..........................                  Commercial Banks                     3,784,500       19,121,595
                Nintendo Co. Ltd. ................                      Software                           393,815      107,112,007
                Sompo Japan Insurance Inc. .......                     Insurance                         3,402,000       23,543,915
                Takeda Pharmaceutical Co. Ltd. ...                  Pharmaceuticals                        810,994       36,732,694
                Toyota Motor Corp. ...............                    Automobiles                        1,978,500       74,139,481
                USS Co. Ltd. .....................                  Specialty Retail                     1,060,130       68,714,891
                                                                                                                     --------------
                                                                                                                        329,364,583
                                                                                                                     --------------
                NETHERLANDS 6.6%
(a)             ING Groep NV .....................           Diversified Financial Services             24,462,678      218,661,486
(a)             Randstad Holding NV ..............               Professional Services                   1,098,950       46,002,983
                Reed Elsevier NV .................                       Media                           3,333,967       38,203,275
(b)             Reed Elsevier NV, 144A ...........                       Media                           1,844,192       21,132,235
                SBM Offshore NV ..................            Energy Equipment & Services                3,474,239       61,636,458
                                                                                                                     --------------
                                                                                                                        385,636,437
                                                                                                                     --------------
                NORWAY 4.6%
                Aker Solutions ASA ...............            Energy Equipment & Services                2,797,010       37,033,169
                Statoil ASA ......................            Oil, Gas & Consumable Fuels                5,351,600      119,980,880
(a)             Telenor ASA ......................       Diversified Telecommunication Services          8,714,326      110,145,542
                                                                                                                     --------------
                                                                                                                        267,159,591
                                                                                                                     --------------
                RUSSIA 1.0%
                Gazprom, ADR .....................            Oil, Gas & Consumable Fuels                2,676,160       59,678,368
                                                                                                                     --------------


                             Semiannual Report | 21

Templeton Foreign Fund

                                                                        INDUSTRY                      SHARES/UNITS       VALUE
                                                     ----------------------------------------------   ------------   --------------
                COMMON STOCKS AND OTHER
                EQUITY INTERESTS (CONTINUED)
                SINGAPORE 4.7%
                DBS Group Holdings Ltd. ..........                  Commercial Banks                     5,812,000   $   57,880,211
(a)             Flextronics International Ltd. ...   Electronic Equipment, Instruments & Components     11,936,750       83,079,780
                Singapore Telecommunications
                   Ltd. ..........................       Diversified Telecommunication Services         49,344,484      107,056,961
                United Overseas Bank Ltd. ........                  Commercial Banks                     1,870,000       24,794,992
                                                                                                                     --------------
                                                                                                                        272,811,944
                                                                                                                     --------------
                SOUTH KOREA 3.6%
                KB Financial Group Inc. ..........                  Commercial Banks                     2,037,997       85,648,581
                Samsung Electronics Co. Ltd. .....      Semiconductors & Semiconductor Equipment           200,164      128,381,048
                                                                                                                     --------------
                                                                                                                        214,029,629
                                                                                                                     --------------
                SPAIN 2.7%
                Iberdrola SA .....................                 Electric Utilities                    7,507,510       60,452,018
                Telefonica SA ....................       Diversified Telecommunication Services          4,282,060      100,542,462
                                                                                                                     --------------
                                                                                                                        160,994,480
                                                                                                                     --------------
                SWEDEN 1.6%
                Niscayah Group AB ................           Commercial Services & Supplies              9,982,583       20,041,126
                Telefonaktiebolaget LM Ericsson,
                   B .............................              Communications Equipment                 7,268,579       72,758,242
                                                                                                                     --------------
                                                                                                                         92,799,368
                                                                                                                     --------------
                SWITZERLAND 7.6%
                Adecco SA ........................               Professional Services                   1,862,038       92,534,390
                Lonza Group AG ...................           Life Sciences Tools & Services                303,380       23,885,299
                Nestle SA ........................                   Food Products                       1,667,370       82,937,906
                Novartis AG ......................                  Pharmaceuticals                      1,394,064       77,516,471
                Roche Holding AG .................                  Pharmaceuticals                        385,340       64,333,904
                Swiss Reinsurance Co. ............                     Insurance                         1,780,773       80,010,907
(a)             UBS AG ...........................                  Capital Markets                      1,992,995       27,468,481
                                                                                                                     --------------
                                                                                                                        448,687,358
                                                                                                                     --------------
                TAIWAN 4.7%
                Chunghwa Telecom Co. Ltd., ADR ...       Diversified Telecommunication Services          1,230,812       22,991,568
                Compal Electronics Inc. ..........              Computers & Peripherals                 45,622,642       65,317,197
                Lite-On Technology Corp. .........              Computers & Peripherals                 54,901,690       70,570,800
                Taiwan Semiconductor Manufacturing
                Co. Ltd. .........................      Semiconductors & Semiconductor Equipment        62,564,271      114,496,705
                                                                                                                     --------------
                                                                                                                        273,376,270
                                                                                                                     --------------
                TURKEY 0.9%
                Turkcell Iletisim Hizmetleri AS ..        Wireless Telecommunication Services            9,170,338       53,657,179
                                                                                                                     --------------


                             22 | Semiannual Report

Templeton Foreign Fund

                                                                        INDUSTRY                      SHARES/UNITS       VALUE
                                                     ----------------------------------------------   ------------   --------------
                COMMON STOCKS AND OTHER
                EQUITY INTERESTS (CONTINUED)
                UNITED KINGDOM 19.2%
                Aviva PLC ........................                     Insurance                        15,050,194   $   89,571,074
                BAE Systems PLC ..................                Aerospace & Defense                   10,078,160       57,536,603
                BP PLC ...........................            Oil, Gas & Consumable Fuels               10,481,500       92,491,975
                British Sky Broadcasting Group
                   PLC ...........................                       Media                           9,900,324       82,200,493
                G4S PLC ..........................           Commercial Services & Supplies              7,663,199       31,643,601
                GlaxoSmithKline PLC ..............                  Pharmaceuticals                      5,167,114       95,691,352
                Hays PLC .........................               Professional Services                  26,979,120       42,908,093
                HSBC Holdings PLC ................                  Commercial Banks                     2,134,793       23,610,677
                Kingfisher PLC ...................                  Specialty Retail                    29,165,574       95,617,221
                Marks & Spencer Group PLC ........                  Multiline Retail                     5,368,255       27,029,458
                Pearson PLC ......................                       Media                           3,829,666       53,286,955
(a, c)          Premier Foods PLC ................                   Food Products                     126,366,337       66,670,641
(a, b, c)       Premier Foods PLC, 144A ..........                   Food Products                      20,301,705       10,711,141
                Rexam PLC ........................               Containers & Packaging                  6,718,920       28,594,759
                Royal Dutch Shell PLC, A .........            Oil, Gas & Consumable Fuels                  768,672       20,947,405
                Royal Dutch Shell PLC, B .........            Oil, Gas & Consumable Fuels                2,170,980       56,823,340
                The Sage Group PLC ...............                      Software                         9,932,150       35,848,308
(a)             SIG PLC ..........................          Trading Companies & Distributors            12,345,500       21,554,666
                Vodafone Group PLC ...............        Wireless Telecommunication Services           91,120,032      196,606,302
                                                                                                                     --------------
                                                                                                                      1,129,344,064
                                                                                                                     --------------
                UNITED STATES 3.3%
                ACE Ltd. .........................                     Insurance                           942,720       47,126,573
                KKR & Co. Guernsey LP (Units) ....                  Capital Markets                     13,487,926      144,320,808
                                                                                                                     --------------
                                                                                                                        191,447,381
                                                                                                                     --------------
                TOTAL COMMON STOCKS AND
                   OTHER EQUITY INTERESTS
                   (COST $6,001,013,873) .........                                                                    5,727,386,261
                                                                                                                     --------------
                PREFERRED STOCKS
                (COST $10,409,019) 0.9%
                BRAZIL 0.9%
                Vale SA, ADR, pfd., A ............                  Metals & Mining                      2,187,234       53,805,956
                                                                                                                     --------------
                NON-REGISTERED MUTUAL FUNDS
                (COST $11,125,500) 0.2%
                CAYMAN ISLANDS 0.2%
(a, d, e, f, g) Templeton China Opportunities
                   Fund Ltd., Reg D ..............           Diversified Financial Services              1,113,174       11,120,611
                                                                                                                     --------------
                TOTAL INVESTMENTS BEFORE SHORT
                   TERM INVESTMENTS
                   (COST $6,022,548,392) .........                                                                    5,792,312,828
                                                                                                                     --------------


                             Semiannual Report | 23

Templeton Foreign Fund

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT           VALUE
                                                                                                      ------------   --------------
                SHORT TERM INVESTMENTS 1.5%
                TIME DEPOSITS (COST $33,170,000)
                   0.6%
                UNITED STATES 0.6%
                Paribas Corp., 0.12%, 3/01/10 ....                                                    $ 33,170,000   $   33,170,000
                                                                                                                     --------------
                U.S. GOVERNMENT AND AGENCY
                   SECURITIES 0.9%
(h)             FHLB, 6/21/10 ....................                                                      18,000,000       17,994,402
(h)             FHLMC, RB, 3/02/10 ...............                                                      37,000,000       36,999,963
                                                                                                                     --------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                   SECURITIES
                   (COST $54,991,258) ............                                                                       54,994,365
                                                                                                                     --------------
                TOTAL INVESTMENTS
                  (COST $6,110,709,650)
                   100.1% ........................                                                                    5,880,477,193
                OTHER ASSETS, LESS LIABILITIES
                   (0.1)% ........................                                                                       (5,408,900)
                                                                                                                     --------------
                NET ASSETS 100.0% ................                                                                   $5,875,068,293
                                                                                                                     ==============

See Abbreviations on page 39.

(a)  Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At February 28, 2010, the aggregate value of these securities was $31,843,376, representing 0.54% of net assets.

(c)  See Note 9 regarding holdings of 5% voting securities.

(d)  See Note 8 regarding restricted securities.

(e) Security was purchased pursuant to Regulation D under the Securities Act of 1933. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed illiquid under guidelines approved by the Trust's Board of Trustees. At February 28, 2010, the value of this security was $11,120,611, representing 0.19% of net assets.

(f)  See Note 11 regarding other considerations.

(g) The Templeton China Opportunities Fund, Ltd. is managed by an affiliate of the Fund's investment manager.

(h)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Templeton Foreign Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................   $ 6,025,097,962
      Cost - Non-controlled affiliated issuers (Note 9) ...        85,611,688
                                                              ---------------
      Total cost of investments ...........................   $ 6,110,709,650
                                                              ===============
      Value - Unaffiliated issuers ........................   $ 5,803,095,411
      Value - Non-controlled affiliated issuers (Note 9)           77,381,782
                                                              ---------------
      Total value of investments ..........................     5,880,477,193
   Cash ...................................................             4,345
   Receivables:
      Capital shares sold .................................        11,974,034
      Dividends ...........................................        15,864,426
   Other assets ...........................................            17,479
                                                              ---------------
         Total assets .....................................     5,908,337,477
                                                              ---------------
Liabilities:
   Payables:
      Investment securities purchased .....................         7,830,068
      Capital shares redeemed .............................        15,103,875
      Affiliates ..........................................         5,061,166
      Allocator Funds (Note 10) ...........................            18,512
   Deferred tax ...........................................         2,446,827
   Accrued expenses and other liabilities .................         2,808,736
                                                              ---------------
         Total liabilities ................................        33,269,184
                                                              ---------------
            Net assets, at value ..........................   $ 5,875,068,293
                                                              ===============
   Net assets consist of:
      Paid-in capital .....................................   $ 6,805,477,580
      Distributions in excess of net investment income ....        (8,273,381)
      Net unrealized appreciation (depreciation) ..........      (232,656,359)
      Accumulated net realized gain (loss) ................      (689,479,547)
                                                              ---------------
            Net assets, at value ..........................   $ 5,875,068,293
                                                              ===============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Templeton Foreign Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2010 (unaudited)

CLASS A:
   Net assets, at value ......................................   $4,087,755,577
                                                                 --------------
   Shares outstanding ........................................      662,923,680
                                                                 --------------
   Net asset value per share(a) ..............................   $         6.17
                                                                 --------------
   Maximum offering price per share (net asset value per
      share / 94.25%) ........................................   $         6.55
                                                                 --------------
CLASS B:
   Net assets, at value ......................................   $   66,684,565
                                                                 --------------
   Shares outstanding ........................................       11,077,128
                                                                 --------------
   Net asset value and maximum offering price per share(a) ...   $         6.02
                                                                 --------------
CLASS C:
   Net assets, at value.......................................   $  640,473,546
                                                                 --------------
   Shares outstanding ........................................      106,105,968
                                                                 --------------
   Net asset value and maximum offering price per share(a) ...   $         6.04
                                                                 --------------
CLASS R:
   Net assets, at value ......................................   $  118,837,912
                                                                 --------------
   Shares outstanding.........................................       19,554,436
                                                                 --------------
   Net asset value and maximum offering price per share ......   $         6.08
                                                                 --------------
ADVISOR CLASS:
   Net assets, at value ......................................   $  961,316,693
                                                                 --------------
   Shares outstanding ........................................      157,559,916
                                                                 --------------
   Net asset value and maximum offering price per share ......   $         6.10
                                                                 --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Templeton Foreign Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2010 (unaudited)

Investment income:
   Dividends (net of foreign taxes of $2,976,682) ....................................   $ 38,151,504
   Interest ..........................................................................        102,819
                                                                                         ------------
         Total investment income .....................................................     38,254,323
                                                                                         ------------
Expenses:
   Management fees (Note 3a) .........................................................     19,068,162
   Administrative fees (Note 3b) .....................................................      2,471,219
   Distribution fees: (Note 3c)
      Class A ........................................................................      5,429,222
      Class B ........................................................................        377,089
      Class C ........................................................................      3,413,054
      Class R ........................................................................        301,550
   Transfer agent fees (Note 3e) .....................................................      5,718,515
   Special servicing agreement fees (Note 10) ........................................        102,771
   Custodian fees (Note 4) ...........................................................        872,049
   Reports to shareholders ...........................................................        381,532
   Registration and filing fees ......................................................         83,948
   Professional fees .................................................................         52,837
   Trustees' fees and expenses .......................................................         82,362
   Other .............................................................................         76,976
                                                                                         ------------
         Total expenses ..............................................................     38,431,286
         Expense reductions (Note 4) .................................................            (11)
                                                                                         ------------
            Net expenses .............................................................     38,431,275
                                                                                         ------------
               Net investment income (loss) ..........................................       (176,952)
                                                                                         ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................................................    138,959,961
      Foreign currency transactions ..................................................      9,819,731
                                                                                         ------------
               Net realized gain (loss) ..............................................    148,779,692
                                                                                         ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................    (81,229,438)
      Translation of other assets and liabilities denominated in foreign currencies ..       (234,472)
   Change in deferred taxes on unrealized appreciation ...............................      1,282,532
                                                                                         ------------
               Net change in unrealized appreciation (depreciation) ..................    (80,181,378)
                                                                                         ------------
Net realized and unrealized gain (loss) ..............................................     68,598,314
                                                                                         ------------
Net increase (decrease) in net assets resulting from operations ......................   $ 68,421,362
                                                                                         ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Templeton Foreign Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         SIX MONTHS ENDED
                                                                                        FEBRUARY 28, 2010      YEAR ENDED
                                                                                           (UNAUDITED)      AUGUST 31, 2009
                                                                                        -----------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ..................................................    $     (176,952)    $   109,189,850
      Net realized gain (loss) from investments and foreign currency transactions ...       148,779,692        (831,295,807)
      Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign
         currencies and deferred taxes ..............................................       (80,181,378)       (610,660,747)
                                                                                         --------------     ---------------
            Net increase (decrease) in net assets resulting from operations .........        68,421,362      (1,332,766,704)
                                                                                         --------------     ---------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................................................       (63,576,848)       (169,145,165)
         Class B ....................................................................          (589,484)         (2,639,859)
         Class C ....................................................................        (5,850,011)        (19,959,968)
         Class R ....................................................................        (1,551,880)         (3,681,412)
         Advisor Class ..............................................................       (17,085,624)        (41,372,087)
      Net realized gains:
         Class A ....................................................................                --      (1,073,490,698)
         Class B ....................................................................                --         (23,494,391)
         Class C ....................................................................                --        (176,853,971)
         Class R ....................................................................                --         (25,456,734)
         Advisor Class ..............................................................                --        (238,569,487)
                                                                                         --------------     ---------------
   Total distributions to shareholders ..............................................       (88,653,847)     (1,774,663,772)
                                                                                         --------------     ---------------
   Capital share transactions: (Note 2)
         Class A ....................................................................      (145,604,470)        (63,375,247)
         Class B ....................................................................       (12,649,162)        (10,247,706)
         Class C ....................................................................       (26,193,261)        (35,030,738)
         Class R ....................................................................         4,958,032           8,285,567
         Advisor Class ..............................................................         5,975,556         178,375,838
                                                                                         --------------     ---------------
   Total capital share transactions .................................................      (173,513,305)         78,007,714
                                                                                         --------------     ---------------
            Net increase (decrease) in net assets ...................................      (193,745,790)     (3,029,422,762)
Net assets:
   Beginning of period ..............................................................     6,068,814,083       9,098,236,845
                                                                                         --------------     ---------------
   End of period ....................................................................    $5,875,068,293     $ 6,068,814,083
                                                                                         ==============     ===============
Distributions in excess of net investment income included in net assets:
   End of period ....................................................................    $   (8,273,381)    $    80,557,418
                                                                                         ==============     ===============

   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Templeton Foreign Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton Foreign Fund (Fund) is included in this report. The financial statements of the remaining fund in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Time deposits are valued at cost.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values


                             Semiannual Report | 29

Templeton Foreign Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                             30 | Semiannual Report

Templeton Foreign Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. INCOME AND DEFERRED TAXES (CONTINUED)

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 28, 2010, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             Semiannual Report | 31

Templeton Foreign Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:


                                            SIX MONTHS ENDED                   YEAR ENDED
                                            FEBRUARY 28, 2010                AUGUST 31, 2009
                                      ----------------------------   ------------------------------
                                         SHARES          AMOUNT         SHARES           AMOUNT
                                      ------------   -------------   ------------   ---------------
CLASS A SHARES:
   Shares sold ....................     54,541,426   $ 354,013,829    108,218,859   $   566,639,996
   Shares issued in reinvestment
      of distributions ............      9,010,677      59,434,997    244,345,390     1,087,336,967
   Shares redeemed in-kind
      (Note 13) ...................             --              --     (5,444,806)      (24,937,210)
   Shares redeemed ................    (85,823,657)   (559,053,296)  (299,799,444)   (1,692,415,000)
                                       -----------   -------------   ------------   ---------------
   Net increase (decrease) ........    (22,271,554)  $(145,604,470)    47,319,999   $   (63,375,247)
                                       ===========   =============   ============   ===============
CLASS B SHARES:
   Shares sold ....................        131,848   $     795,822        937,710   $     4,930,673
   Shares issued in reinvestment
      of distributions ............         83,607         560,712      5,139,695        22,357,674
   Shares redeemed ................     (2,211,596)    (14,005,696)    (6,977,482)      (37,536,053)
                                       -----------   -------------   ------------   ---------------
   Net increase (decrease) ........     (1,996,141)  $ (12,649,162)      (900,077)  $   (10,247,706)
                                       ===========   =============   ============   ===============
CLASS C SHARES:
   Shares sold ....................      5,342,965   $  33,839,640     12,742,460   $    61,536,560
   Shares issued in reinvestment
      of distributions ............        774,775       5,162,896     36,456,915       159,316,718
   Shares redeemed ................    (10,275,291)    (65,195,797)   (46,545,495)     (255,884,016)
                                       -----------   -------------   ------------   ---------------
   Net increase (decrease) ........     (4,157,551)  $ (26,193,261)     2,653,880   $   (35,030,738)
                                       ===========   =============   ============   ===============
CLASS R SHARES:
   Shares sold ....................      3,868,259   $  24,746,120      6,161,681   $    32,814,361
   Shares issued in reinvestment
      of distributions ............        238,822       1,552,261      6,361,484        27,926,914
   Shares redeemed ................     (3,325,514)    (21,340,349)    (8,675,772)      (52,455,708)
                                       -----------   -------------   ------------   ---------------
   Net increase (decrease) ........        781,567   $   4,958,032      3,847,393   $     8,285,567
                                       ===========   =============   ============   ===============


                             32 | Semiannual Report

Templeton Foreign Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         SIX MONTHS ENDED                 YEAR ENDED
                                        FEBRUARY 28, 2010              AUGUST 31, 2009
                                   ---------------------------   ---------------------------
                                      SHARES         AMOUNT         SHARES        AMOUNT
                                   -----------   -------------   -----------   -------------
ADVISOR CLASS SHARES:
   Shares sold .................    24,853,814   $ 159,658,296    56,745,348   $ 315,012,876
   Shares issued in reinvestment
      of distributions .........     2,403,547      15,593,893    49,990,196     219,956,861
   Shares redeemed .............   (25,967,035)   (169,276,633)  (68,052,953)   (356,593,899)
                                   -----------   -------------   -----------   -------------
   Net increase (decrease) .....     1,290,326   $   5,975,556    38,682,591   $ 178,375,838
                                   ===========   =============   ===========   =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                     AFFILIATION
----------                                                     -----------
Templeton Global Advisors Limited (TGAL)                       Investment manager
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.630%         Up to and including $1 billion
       0.615%         Over $1 billion, up to and including $5 billion
       0.600%         Over $5 billion, up to and including $10 billion
       0.580%         Over $10 billion, up to and including $15 billion
       0.560%         Over $15 billion, up to and including $20 billion
       0.540%         Over $20 billion, up to and including $25 billion
       0.530%         Over $25 billion, up to and including $30 billion
       0.520%         Over $30 billion, up to and including $35 billion
       0.510%         In excess of $35 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion


                             Semiannual Report | 33

Templeton Foreign Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .............   0.25%
Class B .............   1.00%
Class C .............   1.00%
Class R .............   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .....................   $363,597
Contingent deferred sales charges retained .........   $ 24,444

E. TRANSFER AGENT FEES

For the period ended February 28, 2010, the Fund paid transfer agent fees of $5,718,515, of which $3,101,138 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2010, the custodian fees were reduced as noted in the Statement of Operations.


                             34 | Semiannual Report

Templeton Foreign Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2010 ....................................   $3,217,313
2011 ....................................    2,401,899
                                            ----------
                                            $5,619,212
                                            ==========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized capital losses of $832,587,144.

At February 28, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ............................   $6,110,861,006
                                                   ==============
Unrealized appreciation ........................   $  759,772,944
Unrealized depreciation ........................     (990,156,757)
                                                   --------------
Net unrealized appreciation (depreciation) .....   $ (230,383,813)
                                                   ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, foreign capital gains tax and pass-through entity income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, foreign capital gains tax and pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2010, aggregated $587,078,948 and $724,820,444, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                             Semiannual Report | 35

Templeton Foreign Fund

8. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At February 28, 2010, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

  SHARES                 ISSUER               ACQUISITION DATES       COST         VALUE
---------   -------------------------------   -----------------   -----------   -----------
1,113,174   Templeton China Opportunities
                Fund Ltd., Reg D
                TOTAL RESTRICTED SECURITIES
                   (0.19% of Net Assets) ..   1/27/10 - 2/24/10   $11,125,500   $11,120,611
                                                                                ===========

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended February 28, 2010, were as shown below.

                                 NUMBER OF                              NUMBER OF                               REALIZED
                                SHARES HELD                            SHARES HELD      VALUE                    CAPITAL
                               AT BEGINNING     GROSS        GROSS        AT END        AT END     INVESTMENT     GAIN
NAME OF ISSUER                   OF PERIOD    ADDITIONS   REDUCTIONS    OF PERIOD     OF PERIOD      INCOME      (L0SS)
--------------                 -----------    ---------   ----------   -----------   -----------   ----------   --------
NON-CONTROLLED AFFILIATES
Premier Foods PLC ..........    126,366,337       --          --       126,366,337   $66,670,641       $--         $--
Premier Foods PLC, 144A ....     20,301,705       --          --        20,301,705    10,711,141        --          --
                                                                                     -----------       ---         ---
   TOTAL AFFILIATED SECURITIES (1.32% of Net Assets) .............................   $77,381,782       $--         $--
                                                                                     ===========       ===         ===

10. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds' expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of TGAL. For the period ended February 28, 2010, the Fund was held by


                             36 | Semiannual Report

Templeton Foreign Fund

10. SPECIAL SERVICING AGREEMENT (CONTINUED)

one or more of the Allocator Funds and was allocated expenses as noted in the Statement of Operations. At February 28, 2010, 2.64% of the Fund's outstanding shares was held by one or more of the Allocator Funds.

11. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

12. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a 364-day joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. On January 22, 2010, the Fund renewed the Global Credit Facility for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended February 28, 2010, the Fund did not utilize the Global Credit Facility.

13. REDEMPTION IN-KIND

During the year ended August 31, 2009, the Fund realized $12,065,125 of net losses resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such losses are not taxable to the Fund, and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.


                             Semiannual Report | 37

Templeton Foreign Fund

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2010, in valuing the Fund's assets carried at fair value:

                                       LEVEL 1        LEVEL 2       LEVEL 3          TOTAL
                                   --------------   -----------   -----------   --------------
ASSETS:
   Investments in Securities:
      Equity Investments(a) ....   $5,781,192,217   $        --   $        --   $5,781,192,217
      Non-Registered Mutual
         Funds .................               --            --    11,120,611       11,120,611
      Short Term Investments ...               --    88,164,365            --       88,164,365
                                   --------------   -----------   -----------   --------------
         Total Investments in
            Securities .........   $5,781,192,217   $88,164,365   $11,120,611   $5,880,477,193
                                   ==============   ===========   ===========   ==============

(a) Includes common and preferred stock. For detailed industry descriptions, see the accompanying Statement of Investments.

At February 28, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                    NET CHANGE IN
                                                                                                                     UNREALIZED
                                                             NET CHANGE IN                                          APPRECIATION
                                  BALANCE AT                  UNREALIZED        NET        TRANSFER     BALANCE    (DEPRECIATION)
                                   BEGINNING  NET REALIZED   APPRECIATION    PURCHASES   IN (OUT OF)     AT END    ON ASSETS HELD
                                   OF PERIOD   GAIN (LOSS)  (DEPRECIATION)    (SALES)      LEVEL 3     OF PERIOD    AT PERIOD END
                                  ----------  ------------  --------------  -----------  -----------  -----------  --------------
ASSETS:
   Investment in Securities:
      Non-Registered Mutual
         Funds .................      $--          $--         $(4,889)     $11,125,500      $--      $11,120,611     $(4,889)
                                      ---          ---         -------      -----------      ---      -----------     -------


                             38 | Semiannual Report

Templeton Foreign Fund

15. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS, which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying this provision.

In March 2010, the FASB issued ASU No. 2010-11, DERIVATIVES AND HEDGING (TOPIC
815): SCOPE EXCEPTION RELATED TO EMBEDDED CREDIT DERIVATIVES, which clarifies existing derivatives and hedging disclosure requirements and is effective for fiscal quarters beginning after June 15, 2010. The Fund is currently evaluating the impact, if any, of applying this provision.

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR   - American Depository Receipt
FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.


                             Semiannual Report | 39

Templeton Foreign Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             40 | Semiannual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(6)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(7)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(9)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products  Trust(11)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(7.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8.) The fund invests primarily in insured municipal securities.

(9.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(10.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(11.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON FOREIGN FUND

INVESTMENT MANAGER
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

104 S 04/10

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.               N/A
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS


By /s/LAURA F. FERGERSON
 -----------------------------
   Laura F. Fergerson
   Chief Executive Officer -
   Finance and Administration

Date:  April 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
 -----------------------------
   Laura F. Fergerson
   Chief Executive Officer -
   Finance and Administration

Date:  April 27, 2010

By /s/MARK H. OTANI
 -----------------------------
   Mark H. Otani
   Chief Financial Officer and
   Chief Accounting Officer

Date:  April 27, 2010